Exhibit 10.1

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

CORCEPT THERAPEUTICS INCORPORATED

AND

BIOPHARMA SECURED DEBT FUND II SUB, S.ÀR.L

EFFECTIVE AS OF

AUGUST 2, 2012

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of August 2, 2012 (the “Effective Date”), by and between CORCEPT THERAPEUTICS INCORPORATED, a Delaware corporation, and its permitted successors and assigns (“Seller”) and BIOPHARMA SECURED DEBT FUND II SUB, S.ÀR.L, a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, and its permitted successors and assigns (“Purchaser”). Purchaser and Seller are sometimes referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined will have the respective meanings given to such terms in Annex A attached hereto.

BACKGROUND

WHEREAS, Seller is a pharmaceutical company engaged in the discovery, development and commercialization of drugs for the treatment of severe metabolic and psychiatric disorders. Seller has been developing mifepristone, a potent glucocorticoid receptor II (GR II) antagonist; and

WHEREAS, upon and subject to the terms and conditions contained herein, Seller desires to sell, convey, transfer and assign to Purchaser, and Purchaser desires to purchase and accept from Seller, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF PURCHASED RECEIVABLES

1.1 PURCHASE AND SALE OF PURCHASED RECEIVABLES. On the terms and subject to the conditions set forth in this Agreement, Seller will sell, convey, transfer and assign to Purchaser, and Purchaser agrees to purchase and accept from Seller, on the Closing Date, all of Seller’s right, title and interest in, to and under the Purchased Receivables, free and clear of any and all Encumbrances (other than Permitted Encumbrances).

1.2 PURCHASE PRICE; USE OF PROCEEDS.

(a) The aggregate purchase price for the Purchased Receivables is $30,000,000 (the “Purchase Price”). The Purchase Price will be paid on the Closing Date by wire transfer in immediately available U.S. dollar funds to an account to be designated in writing by Seller prior to the Closing.

(b) Seller will use the proceeds of the Purchase Price for Funded Activities. Seller will pay all providers of Funded Activities, whether Third-Person providers or Seller’s employees or Affiliates. Purchaser will have no obligation or responsibility to pay any portion of the Purchase Price to any providers of Funded Activities or anyone else, besides Seller as set forth in Section 1.2(a).

1.3 MANNER OF EFFECTIVE SALE. The sale, conveyance, transfer, assignment and delivery of the Purchased Receivables by Seller to Purchaser will be effected by Purchaser and Seller executing the Bill of Sale.

1.4 CLOSING AND CLOSING DATE. The purchase and sale provided for in this Agreement (the “Closing”) will take place at the offices of Akin Gump Strauss Hauer & Feld LLP, 1 Bryant Park, New York, NY 10036, commencing at 9:00 a.m. (local time) on August 16, 2012, or at such other place, time and date as the Parties may mutually agree. The date of the Closing is referred to as the “Closing Date.”

1.5 CLOSING DELIVERABLES. At the Closing, the following will occur:

(a) Bill of Sale. Seller and Purchaser will execute, and deliver to the other Party, the Bill of Sale.

(b) Corporate Documents of Seller. An executive officer of Seller shall sign and deliver to Purchaser certificates dated as of the Closing Date:

(i) (A) attaching copies, certified by such officer as true and complete, of resolutions of the board of directors of Seller authorizing and approving the execution, delivery and performance by Seller of the Transaction Documents and the transactions contemplated herein and therein; (B) setting forth the incumbency of the officer or officers of Seller who have executed and delivered the Transaction Documents, including therein a signature specimen of each officer or officers; (C) attaching copies, certified by such officer as true and complete, of each of the certificate of incorporation and by-laws of Seller as in effect on the Closing Date; and (D) attaching copies, certified by such officer as true and complete, of long form good standing certificates of the appropriate Governmental Authority of Seller’s jurisdiction of incorporation, stating that Seller is in good standing under the laws of such jurisdiction; and

(ii) (A) as to the accuracy in all material respects of each of Seller’s representations and warranties in this Agreement as of the Closing Date (other than those made as of a specified date earlier than the Closing Date); (B) as to the accuracy in all material respects of each of Seller’s representations and warranties in this Agreement as of a specified date earlier than the Closing Date; and (C) as to Seller’s compliance with and performance of in all material respects each of its covenants and obligations to be performed or complied with at or before the Closing Date.

(c) Other Documents and Financing Statements. Seller shall sign or deliver to Purchaser such other certificates, documents and financing statements as Purchaser may reasonably request, including a financing statement and a patent security agreement, in each case reasonably satisfactory to Purchaser to perfect under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States and maintain the perfection

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of Purchaser’s ownership interest in the Purchased Receivables, the back-up security interest granted pursuant to Section 4.7 and the security interest granted pursuant to Section 4.8, in each case in the United States.

(d) Legal Opinion. Purchaser shall have received the corporate opinion of Latham & Watkins LLP, special counsel to Seller, in the form set forth in Exhibit B.

(e) Corporate Documents of Purchaser. The general partner of Pharmakon Advisors, LP, the investment manager of Purchaser (“Pharmakon”), shall sign and deliver to Seller certificates dated as of the Closing Date:

(i) as to the power and authority of Pharmakon to execute, on behalf of Purchaser, the Transaction Documents to which Purchaser is or is to be a party;

(ii) (A) as to the accuracy in all material respects of each of Purchaser’s representations and warranties in this Agreement as of the Closing Date (other than those made as of a specified date earlier than the Closing Date); (B) setting forth the incumbency of the authorized person of Pharmakon who has executed and delivered the Transaction Documents, including therein a signature specimen of such authorized person; (C) as to the accuracy in all material respects of each of Purchaser’s representations and warranties in this Agreement as of a specified date earlier than the Closing Date; and (D) as to Purchaser’s compliance with and performance of in all material respects each of its covenants and obligations to be performed or complied with at or before the Closing Date.

(f) Seller shall have received from Purchaser a validly executed IRS Form W-8BEN.

1.6 RETAINED RIGHTS; NO ASSUMED OBLIGATIONS; SELLER AUTHORITY. Notwithstanding any provision in this Agreement to the contrary:

(a) Purchaser is acquiring only the Purchased Receivables and does not, by purchase of the Purchased Receivables hereunder, acquire any other assets of Seller or its Affiliates other than the Purchased Receivables;

(b) Purchaser does not, by purchase of the Purchased Receivables hereunder, assume any Liability of Seller or any of its Affiliates. All such Liabilities will be retained by and remain Liabilities of Seller or its Affiliates; and

(c) Except as otherwise expressly provided herein, Seller has sole authority and responsibility for the research, development, commercialization and exploitation of Product, including regulatory compliance, intellectual property protection, manufacturing, marketing, clinical development, distribution, sales, product liability and reimbursement with respect thereto.

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ARTICLE 2

PAYMENTS; RECORDS AND AUDITS

2.1 PAYMENTS DUE TO PURCHASER.

(a) (i) Subject to the rate adjustments in Section 2.1(e), the Quarterly Cap in Section 2.1(b) and to the limitation in Section 2.1(h), Seller will, or will cause its Affiliates to, during the Royalty Period, as applicable, pay Purchaser twenty percent (20%) of the Product Payments (the “Product Royalty”):

(ii) The Product Royalty will be calculated and payable by Seller or its Affiliates on a Calendar Quarter basis during the Royalty Period, and Seller will, or will cause its Affiliates to, pay an estimate of the applicable royalty amount payable to Purchaser (i) with respect to each of the first, second and third Calendar Quarters, within the earlier of (A) [***] after the end of each such Calendar Quarter and (B) [***] after the filing of a Quarterly Report on Form 10-Q with the SEC, and (ii) with respect to the fourth Calendar Quarter, within the earlier of (A) [***] after the end of such Calendar Quarter and (B) [***] after the filing of an Annual Report on Form 10-K with the SEC. For clarity, the first Product Royalty payment shall be made by Seller or its Affiliates with respect to the second Calendar Quarter of 2013 within the earlier of July 30, 2013 and [***] after the filing of a Quarterly Report on Form 10-Q with the SEC for the Calendar Quarter ending June 30, 2013.

(b) Each Calendar Quarter during the Royalty Period, the Product Royalty payable by Seller and its Affiliates pursuant to Section 2.1(a) will be subject to the corresponding payment cap below (each, a “Quarterly Cap”), amounts in excess of which will not constitute Product Royalty and, thus, will not be payable by Seller or its Affiliates to Purchaser pursuant to Section 2.1(a):

each Calendar Quarter occurring	Quarterly Cap

in 2013	$2,250,000

in 2014	$3,000,000

in 2015	$3,750,000

in 2016 and in each Calendar Year thereafter	no cap

(c) Each Calendar Quarter commencing on the Effective Date and ending on the Threshold Date, Seller shall calculate (i) all Licensing/Co-Promote Upfront and Milestone

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Payments for such Calendar Quarter (the “Aggregate Quarterly Licensing/Co-Promote Payments”) and (ii) an amount equal to the Aggregate Quarterly Licensing/Co-Promote Payments for such Calendar Quarter multiplied by the applicable percentage set forth in Section 2.1(a)(i) (the “Purchaser Licensing/Co-Promote Payment,” and, together with the Aggregate Quarterly Licensing/Co-Promote Payments, the “Licensing/Co-Promote Information”). From the Effective Date through the first payment of the Product Royalty, no payments of Purchaser Licensing/Co-Promote Payments for such period (the “Pre-Royalty Period Purchaser Licensing/Co-Promote Payments”) shall be made; thereafter all Purchaser Licensing/Co-Promote Payments (including the Pre-Royalty Period Purchaser Licensing/Co-Promote Payments, if any, which all such Pre-Royalty Period Purchaser Licensing/Co-Promote Payments shall be paid in the first Calendar Quarter during the Royalty Period) shall be made simultaneously with and in the same manner as the payment of Product Royalty in Section 2.1(a)(ii) and Section 2.1(f) hereof. For the avoidance of doubt, the Quarterly Caps shall not apply to any Purchaser Licensing/Co-Promote Payments due hereunder.

(d) No earlier than [***] after the end of each Calendar Quarter, Seller shall perform a true-up for Product Payments and Purchaser Licensing/Co-Promote Payments with respect to such Calendar Quarter. Such true-up shall reconcile the actual Product Payments and Purchaser Licensing/Co-Promote Payments for such Calendar Quarter with the Product Payments and Purchaser Licensing/Co-Promote Payments calculated pursuant to Section 2.1(a) (including, without limitation, a reconciliation of actual deductions with respect to Product Net Sales with the deductions that were accrued or estimated with respect thereto). Seller shall provide to Purchaser such reconciliation no later than [***] after the end of each Calendar Quarter. If Seller is required to make a payment to Purchaser to effect such reconciliation, then subject to the rate adjustments in Section 2.1(e) and the Quarterly Cap in Section 2.1(b) and to the limitation in Section 2.1(h), Seller shall provide such payment to Purchaser along with such reconciliation. Seller shall provide to Purchaser, along with the reconciliation, all documentation reasonably necessary to explain or support the reconciliation (as well as such other information as Purchaser shall reasonably request), in a form to be mutually agreed. Any reconciling payment made pursuant to this Section 2.1(d) shall be made without interest pursuant to Section 2.5.

(e) Upon the occurrence of an Acceleration Event, automatically and without any notice to Seller, the royalty rates set forth in Section 2.1(a) will be increased to 50% (irrespective of the amount of Product Payments or Licensing/Co-Promote Upfront and Milestone Payments in the applicable Calendar Year) and the Quarterly Caps in the table in Section 2.1(b) will be disregarded in their entirety, and such modifications will be used to calculate the Product Royalty payable by Seller and its Affiliates and Purchaser Licensing/Co-Promote Payment for the Calendar Quarter during which the Acceleration Event occurred and each Calendar Quarter during the Royalty Period thereafter. Presentment, demand, protest or notice of any kind are hereby expressly waived.

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(f) All payments of Product Royalty and Purchaser Licensing/Co-Promote Payments under this Section 2.1 and any other payment made by Seller or its Affiliates to Purchaser under this Agreement will be made in U.S. dollars by wire transfer of immediately available funds, free and clear of all Encumbrances and without offset or reduction by Seller or its Affiliates of any kind (except pursuant to the reconciliation procedures under this Section 2.1 or pursuant to Section 2.4), to such account as Purchaser will notify Seller in writing.

(g) Seller will, and will cause its Affiliates to, hold in trust for the benefit of Purchaser (i) any portion of Product Payments constituting Product Royalty and (ii) any Purchaser Licensing/Co-Promote Payments received by Seller or any of its Affiliates, until such funds are paid to Purchaser within the time period provided therefor hereunder.

(h) Neither Seller nor any of its Affiliates will have any obligation to pay to Purchaser any Product Royalties pursuant to this Section 2.1 once Purchaser has actually received an aggregate amount of such payments equal to the Threshold Amount or Seller satisfied in full its obligations under Section 4.8(m) or Section 4.9.

2.2 DELIVERABLES DUE TO PURCHASER.

(a) Each Calendar Quarter during the Royalty Period (other than the reporting set forth in (iv) below, which will commence on the first Calendar Quarter following the Effective Date), Seller will send a written report to Purchaser showing (i) the Product Net Sales for the Calendar Quarter in question (and for that Calendar Year to date), showing in reasonably specific detail how calculated, (ii) a breakdown of such Product Net Sales by Product and country, (iii) other Product Payments actually received in the Calendar Quarter in question, (iv) the Licensing/Co-Promote Information, (v) the royalty rate used to calculate such Product Royalty payment for such Calendar Quarter, (vi) the calculation of the Product Royalty owed and paid for such Calendar Quarter, (vii) any Quarterly Cap from the table in Section 2.1(b) applicable to such Product Payment, (viii) the calculation of the Purchaser Licensing/Co-Promote Payment owed and paid for such Calendar Quarter and (ix) whether, in connection with or as a result of such Product Royalty payment, Seller believes the Threshold Amount has been reached, certified by an executive officer of Seller as true and complete in all material respects (each such report, a “Royalty Report”).

(b) Within [***] after the end of each of the first three Calendar Quarters of a Calendar Year during the Royalty Period, Seller will provide Purchaser with copies of the unaudited balance sheets of Seller and its consolidated subsidiaries for the corresponding Calendar Quarter, the related unaudited consolidated statements of income and cash flows for such Calendar Quarter and the notes to such financial statements (the “Unaudited Financial Statements”) certified by an executive officer of Seller as true and complete in all material respects (except as permitted by Form 10-Q of the Securities Exchange Act of 1934, as amended). Each set of the Unaudited Financial Statements shall be the Confidential Information of Seller.

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(c) Each Calendar Quarter during the Royalty Period, Seller will provide Purchaser with a written statement, which describes [***].

(d) Each Calendar Quarter during the Royalty Period, Seller will provide Purchaser with a written statement, which describes [***].

(e) Within [***] after the end of each Calendar Year during the Royalty Period, Seller will provide Purchaser with copies of the audited balance sheets of Seller and its consolidated subsidiaries for such Calendar Year, the related audited consolidated statements of income and cash flows for such Calendar Year, the notes to such financial statements, the report on such audited information by Ernst & Young LLP (or such other independent certified public accounting firm as the Seller determines) [***].

2.3 RECORDS; AUDIT RIGHTS.

(a) Seller will, and will cause its Affiliates to, consistent with their respective internal financial control and reporting practices and procedures, keep and maintain, for a period of [***] from the end of an applicable [***], accounts and records of all data reasonably required to verify Product Payments, Purchaser Licensing/Co-Promote Payments and Royalty Reports, to verify and calculate the amounts to be paid to Purchaser under this Agreement, and to verify the expenses for which the Purchase Price proceeds were used.

(b) During the Term [***], during normal business hours and upon at least [***] prior written notice to Seller, but no more frequently than [***] without cause, as determined by Purchaser in its reasonable discretion, and no more than [***], Purchaser has the right to audit, through an independent certified public accountant selected by Purchaser and acceptable to Seller (which acceptance will not be unreasonably withheld, conditioned or delayed), those accounts and records of Seller and Seller’s Affiliates as may be reasonably necessary to verify the accuracy of the Royalty Reports and the amounts received by Purchaser (provided, however, that, prior to conducting any such audit, such accountant will have entered into a confidentiality agreement in form and substance reasonably satisfactory to Seller). Purchaser’s independent certified public accountant will keep confidential all information obtained during such audit and will issue a written report to Purchaser and to Seller with only: (i) the actual amount of Product Net Sales made during the [***] in question, (ii) the actual amount of other Product Payments and Purchaser Licensing/Co-Promote Payments actually received during the [***] in question, (iii) the resulting over- or under-payment of Product Royalty to Purchaser that occurred during, the [***] in question; and (iv) the details of any discrepancies between the Product Royalty that was paid and the Product Royalty that should have been paid. The determination of the actual amount of Product Royalty to be paid to Purchaser under this Agreement with respect to any [***] will be binding and conclusive on the Parties upon the expiration of [***] following the end of such [***], unless an audit of such [***] has been initiated before the expiration of such [***] period and is on-going, in which case, such determination will be binding and conclusive on the Parties upon completion of such audit. Without limiting the generality of the preceding sentence, absent manifest error, the report from the independent certified public accountant will be final and non-appealable.

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(c) Purchaser is solely responsible for all the expenses of the independent certified accountant, unless the independent certified public accountant’s report shows any underpayment by Seller exceeding [***] of the payment it owed Purchaser for any of the [***] then-being reviewed. If the independent certified public accountant’s report shows that Seller underpaid by more than [***], Seller is responsible for the reasonable expenses incurred by Purchaser for the independent certified public accountant’s services. Any payment owed by one Party to another as a result of the audit shall be made within [***] of the receipt of the audit report, free and clear of any and all Encumbrances. In addition, any payment under this Section 2.3 shall bear interest in accordance with Section 2.5.

2.4 TAXES.

(a) During the Term, Purchaser (i) will provide Seller written notice as soon as reasonably practicable, but in no event later than 5 Business Days, upon (A) the failure of the representation in Section 3.2(f) to be true or (B) the inaccuracy, obsoletion or invalidity of any form or information provided by Purchaser to Seller pursuant to this Section 2.4, (ii) will provide Seller with a validly executed IRS Form W-8BEN in connection with the execution of this Agreement and will provide Seller updated versions of such form (or any successor form) as required by Applicable Law and (iii) will provide any other forms or information as Seller may reasonably request in connection with Seller’s determination as to the applicability of any withholding Taxes to payments hereunder.

(b) Unless there is (i) a Change in Law, (ii) delivery of a notice pursuant to Section 2.4(a)(i), (iii) a failure to deliver any form or information required by Section 2.4(a)(ii) or (iii), or (iv) an agreement described in Section 7.2, Seller shall make all payments to Purchaser under this Agreement free and clear of any withholding or other Tax.

(c) In the event of (i) a Change in Law, (ii) delivery of a notice pursuant to Section 2.4(a)(i), (iii) a failure to deliver any form or information required by Section 2.4(a)(ii) or (iii), or (iv) an agreement described in Section 7.2, Seller shall be entitled to deduct and withhold from any payments payable or otherwise deliverable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under any provision of federal, state, local or foreign Tax law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to Purchaser.

(d) Purchaser shall indemnify Seller for all Indemnifiable Taxes. Notwithstanding anything to the contrary herein, the indemnification obligation under this Section 2.4(d) shall survive for 60 days after the expiration of the applicable statute of limitations. Seller may elect (in its sole discretion) to offset any amounts owed to it by

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Purchaser under this Section 2.4(d) against any payments otherwise due from Seller to Purchaser under this Agreement; to the extent such amounts are so offset, such amounts shall be treated for all purposes under this Agreement as having been paid to Purchaser in satisfaction of Seller’s obligation to make the applicable payment.

2.5 INTEREST. In the event a payment under this Agreement is not made when due hereunder, the amount of such outstanding payment will accrue interest (from the date such payment is due through and including the date on which full payment is made) at an annual rate equal to the lesser of (a) [***] or (b) the maximum rate permitted under Applicable Law. Payment of accrued interest will accompany payment of the outstanding payment. [***]

2.6 NO OTHER COMPENSATION. Purchaser and Seller hereby agree that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by Purchaser to Seller and by Seller to Purchaser in connection with the transactions contemplated herein. Neither Seller nor Purchaser have previously paid or entered into any other commitment to pay, whether orally or in writing, any Seller or Purchaser employee, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transactions contemplated herein.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser, as of the Closing Date, as follows:

(a) Organization. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Seller is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to do so would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(b) Ownership Rights. Seller is the sole owner of all legal and equitable title to the Purchased Receivables, entitled to exercise its rights in connection therewith, free and clear of all Encumbrances, other than Permitted Encumbrances, such that, upon consummation of this Agreement, Purchaser will become entitled to receive, free and clear of all Encumbrances, other than Permitted Encumbrances, the Purchased Receivables. Seller has not pledged, sold, transferred, conveyed, assigned or delivered any interest in the Purchased Receivables to any other Person, or agreed to do so, and Seller has the full right, power and authority to sell, transfer, convey, assign and deliver the Purchased Receivables to Purchaser, free and clear of all Encumbrances, other than the Permitted Encumbrances. Upon the sale, transfer, conveyance, assignment and delivery of the Purchased Receivables to Purchaser pursuant to this Agreement, Purchaser will be the sole owner of all legal and equitable title to

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the Purchased Receivables, free and clear of any Encumbrances, other than the Permitted Encumbrances. Upon the filing of an appropriate UCC financing statement and the filing of an appropriate patent security agreement in the PTO, there will have been duly filed all financing statements or other similar instruments or documents necessary under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States and all patent security agreements to perfect and maintain the perfection of Purchaser’s ownership interest in the Purchased Receivables and of the security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.7, in each case, in the United States.

(c) Authorization. Seller has all requisite power, right and authority and all material licenses, authorizations, consents and approvals of all Governmental Authorities required to carry on its business as it is presently carried on by Seller, to enter into, execute and deliver this Agreement, the other Transaction Documents to which it is a party and the other documents to be delivered by Seller pursuant to Section 1.5, to sell, assign, transfer, convey and deliver the Purchased Receivables to Purchaser and to perform all of the covenants, agreements, and obligations to be performed by Seller under the Transaction Documents. The Transaction Documents to which Seller is a party have been duly executed and delivered by an authorized officer of Seller and each constitutes Seller’s valid and binding obligation, enforceable against Seller in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and to equitable principles (whether considered in a Proceeding in equity or at law).

(d) No Conflicts. Neither the execution and delivery of this Agreement or the other Transaction Documents by Seller nor the performance or consummation of this Agreement or the other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby by Seller will: (i) contravene or conflict with, result in a Breach or violation of, constitute a default or accelerate the performance under (with due notice or lapse of time or both), in any respect, the terms of (A) to Seller’s Knowledge, any Applicable Law, (B) any provisions of the certificate of incorporation or bylaws (or other organizational or constitutional documents) of Seller, or (C) any material contract, agreement, or other arrangement to which Seller or any of its Affiliates is a party or by which Seller or any of its Affiliates or any of their respective assets is bound or committed; or (ii) result in the creation or imposition of any Encumbrance (except as provided in this Agreement) on the Purchased Receivables or the Additional Collateral.

(e) No Consent. The execution and delivery by Seller of this Agreement and the other Transaction Documents, and the performance by Seller of its obligations and the consummation by Seller of any of the transactions contemplated hereby and thereby, do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by or filing with any Governmental Authority or any other Person, except for (i) the filing of proper financing statements under the UCC, (ii) the filing of a duly prepared patent security agreement in the PTO and (iii) filings required by federal securities laws or stock exchange rules.

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(f) Solvency. Immediately after consummation of the transactions contemplated by the Transaction Documents, (i) the fair saleable value of Seller’s assets will be greater than the sum of its debts and other obligations, including contingent liabilities, (ii) the present fair saleable value of Seller’s assets will be greater than the amount that would be required to pay its probable liabilities on its existing debts and other obligations, including contingent liabilities, as they become absolute and matured, (iii) Seller will be able to realize upon its assets and pay its debts and other obligations, including contingent obligations, as they mature, (iv) Seller will not have unreasonably small capital with which to engage in its business, as currently conducted, and (v) Seller does not have present plans or intentions to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities as they become absolute and matured.

(g) No Litigation. There is no Proceeding against Seller, or to the Knowledge of Seller, investigation, pending or, to the Knowledge of Seller, threatened against Seller, or its Affiliates, at law or in equity (including that challenges the validity, ownership or enforceability of any of the Product Patent Rights or Product Trademarks), which, in each case, (i) if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by any of the Transaction Documents.

(h) Compliance with Laws. Seller is not (i) in violation of, or has violated or has been given written notice of any violation, or, to the Knowledge of Seller, is under investigation with respect to, or has been threatened to be charged with, any violation of, any Applicable Law that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) subject to any Applicable Law that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) Licensees and Sublicensees. There currently are no Licensing Transactions, other than the Manufacturing and Supply Agreement. Attached hereto as Exhibit C is a true, correct and redacted copy of the Manufacturing and Supply Agreement, including all waivers thereunder. The Manufacturing and Supply Agreement has been redacted only to the extent necessary to ensure confidential treatment of certain provisions and the redacted portions of the Manufacturing and Supply Agreement do not contain any provisions that are material to the Purchased Receivables or that would reasonably be expected to result in a Material Adverse Effect.

(j) Product Patent Rights; Know-How.

(i) Schedule 3.1(j) contains a complete and accurate list and summary description of all Patents in the Territory that, as of the Effective Date, give Seller the right to exclude all others from manufacturing, using, selling, offering for sale or importing Korlym in the Territory at least through the expiration of the Royalty Period.

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(ii) Except as set forth on Schedule 3.1(j), Seller is the exclusive owner of the Product Patent Rights, free and clear of all Encumbrances, other than Permitted Encumbrances.

(iii) To Seller’s Knowledge, except as set forth on Schedule 3.1(j), [***].

(iv) To Seller’s Knowledge, [***].

(v) No claims have been made or, to the Knowledge of Seller, threatened, against Seller or any of its Affiliates that any of Seller’s rights in the Product Patent Rights or the development, manufacture, use, sale, offer for sale or importation of any Product, infringes, misappropriates, or otherwise violates any intellectual property right of any Third Person.

(vi) To the Knowledge of the Seller, [***].

(vii) To the Knowledge of Seller, [***].

(viii) Neither Seller nor any of its Affiliates has received, or has any Knowledge of, any certification filed under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984 claiming that any patent or patent application in the Product Patent Rights is invalid or that no infringement of a patent in the Product Patent Rights will arise from the manufacture, use, import, offer for sale or sale of any Product by a Third Person.

(ix) Neither Seller nor any of its Affiliates has received any notice from the EMEA or other Governmental Authority, nor has any Knowledge of (except as disclosed in Seller’s Annual Report on Form 10-K for the period ended December 31, 2011, Seller’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 or any other documents filed by Seller with the Securities and Exchange Commission since December 31, 2011 pursuant to the Securities Exchange Act of 1934, as amended), [***].

(x) To the Knowledge of Seller, [***].

(k) Certain Regulatory Matters regarding Product.

(i) Seller holds all applicable approvals and authorizations from Governmental Authorities, including all Regulatory Approvals, necessary for Seller to conduct its business in the manner in which such business is currently being conducted with respect to Product, including the development, manufacture and testing of Product, and all such approvals and authorizations are in good standing and in full force and effect. Seller has not received any written notice from any Governmental Authority regarding any actual or possible revocation, withdrawal, suspension, cancellation, termination or material modification of any such approvals or authorizations.

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(ii) Seller, with respect to Product, has not made any untrue statement of a material fact or fraudulent statement to the FDA, EMEA or any other Governmental Authority, failed to disclose a material fact required to be disclosed to the FDA, EMEA or other Governmental Authority, or committed an act, made a statement or failed to make a statement, that, in each case, provides or would reasonably be expected to provide a basis for the FDA, EMEA or other Governmental Authority to invoke the FDA’s policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy.

(iii) Seller is not, nor has been: (A) debarred by the FDA or EMEA; (B) debarred, excluded, suspended or otherwise ineligible to participate in federal health care programs in the U.S. (such as Medicare or Medicaid or in federal procurement and non-procurement programs) or elsewhere in the Territory; (C) a party to a settlement, consent or similar agreement with any Governmental Authority regarding Product; or (D) charged with, or convicted of, violating Applicable Law regarding Product.

(iv) To the Knowledge of Seller, Product is being and at all times has been, by or on behalf of Seller, developed, tested, manufactured, labeled, stored, distributed, promoted and marketed in compliance in all material respects with all Applicable Law, including with respect to investigational use, good clinical practices, good laboratory practices, good manufacturing practices, record keeping, security and filing of reports.

(v) No Product has been the subject of, or subject to, (as applicable) any recall, suspension, market withdrawal or seizure, warning letter or other written communication asserting lack of compliance with any Applicable Law in any material respect, and no clinical trial of any Product has been suspended, put on hold, or terminated prior to completion as a result of any action by the FDA, EMEA or other Governmental Authority or, except as previously disclosed to Purchaser, voluntarily. To the Knowledge of Seller, no event has occurred or circumstances exist that is reasonably likely to give rise to or serve as a basis for any of the foregoing events.

(l) Product Trademarks.

(i) Schedule 3.1(l) contains a complete and accurate list and summary description of all registered trademarks in the Territory that, as of the Effective Date, relate to Product (the “Product Trademarks”).

(ii) Seller owns the entire right, title, and interest in, to and under the Product Trademarks, including all goodwill pertaining thereto, the right to conduct business under the Product Trademarks, the right to license others under the Product Trademarks, and all rights to sue, counterclaim and collect damages and payments for claims of past, present and future infringements, unfair competition or misappropriations thereof, and all income, royalties, damages and payments now or hereafter due or payable with respect to the Product Trademarks.

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(iii) The Product Trademarks are not subject to any Encumbrance created by, through, or under Seller or any other Person, other than the Permitted Encumbrances.

(iv) Seller has not purported to transfer or assign any of the Product Trademarks to any Person, and Seller has not executed, and will not execute, any agreement, document or other instrument in conflict herewith.

(v) To Seller’s Knowledge, all Product Trademarks that have been registered with the PTO or other Governmental Authority are currently in compliance in all material respects with all Applicable Law (including the timely post-registration filing of affidavits of use and incontestability and renewal applications or similar documents), and are valid and enforceable.

(vi) To Seller’s Knowledge, no Product Trademark has been or is now involved in any opposition, invalidation or cancellation Proceeding and, to Seller’s Knowledge, no such action is threatened with respect to any of the Product Trademarks.

(vii) To Seller’s Knowledge, no Product Trademark is infringed or has been challenged or threatened in any way. To Seller’s Knowledge, none of the Product Trademarks used by Seller or any of its Affiliates infringes or is alleged to infringe any trade name, trademark or service mark of any Third Person.

(m) No Brokers Fees. Neither Seller nor any of its Affiliates has retained any Person to whom any brokerage commission, finder’s fee or other like payment is or will be due in connection with this Agreement or the other Transaction Documents to which Seller is a party or the consummation of the transactions contemplated hereby or thereby.

(n) Subordination. The claims and rights of Purchaser created by any Transaction Document in, to and under the Purchased Receivables are not and shall not, at any time, be subordinated to any creditor of Seller or any other Person or Governmental Authority.

(o) UCC Representations and Warranties. Seller’s exact legal name is, and has always been “Corcept Therapeutics Incorporated”. The principal place of business and principal executive offices of Seller have always been, and the office where it keeps its books and records relating to the Product Patent Rights, Product Trademarks and the Purchased Receivables is located at, 149 Commonwealth Drive, Menlo Park, CA 94025. Seller’s Delaware organizational identification number is 2896087 and its Federal Employer Identification Number is 77-0487658.

(p) No Material Liabilities. There are no material Liabilities of Seller or its Affiliates relating to or affecting the Purchased Receivables or the Additional Collateral of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition or set of circumstances which would reasonably be expected to result, individually or in the aggregate, in any such Liability or in a Material Adverse Effect.

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(q) No Encumbrances; No Indebtedness.

(i) Without limiting the generality of any of the representations or warranties of Seller to Purchaser herein, no Encumbrance exists on the Collateral other than Permitted Encumbrances.

(ii) Neither Seller nor any of its Affiliates is a party to or otherwise bound by any contract, agreement, commitment or instrument that provides any counterparty thereto or issuer thereof with any rights, the exercise of which would reasonably be expected to result in a Material Adverse Effect.

(r) [***].

(s) [***].

(t) [***].

3.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller, as of the Closing Date, as follows:

(a) Organization. Purchaser is a private limited liability company (société à responsabilité limitée), duly incorporated and validly existing under the laws of the Grand Duchy of Luxembourg.

(b) Authorization. Purchaser has all necessary power, right and authority and all licenses, authorizations, consents and approvals of all Governmental Authorities required to carry on its business as it is presently carried on by Purchaser, to enter into, execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform all of the covenants, agreements, and obligations to be performed by Purchaser hereunder and under the Transaction Documents to which it is a party. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by Purchaser and each constitutes Purchaser’s valid and binding obligation, enforceable against Purchaser in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and to equitable principles.

(c) No Conflicts. Neither the execution and delivery of this Agreement or any other Transaction Documents by Purchaser nor the performance or consummation of this Agreement or any other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby by Purchaser will contravene or conflict with, result in a Breach or violation of, constitute a default or accelerate the performance under (with due notice or lapse of time or both), in any respect, the terms of: (i) to Purchaser’s Knowledge, any Applicable

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Law; (ii) any material contract, agreement, or other arrangement to which Purchaser is a party or by which Purchaser or any of its assets is bound or committed; or (iii) the applicable organizational or constitutional documents of Purchaser.

(d) No Consent. Other than the filing of any documentation contemplated by Sections 4.6 and 4.8, no consent, approval, license, order, authorization, registration, declaration or filing with any Governmental Authority or any other Person is required by Purchaser in connection with the execution and delivery by Purchaser of this Agreement or the other Transaction Documents to which it is a party, the performance by Purchaser of its obligations under this Agreement and any other Transaction Document to which it is a party or the consummation by Purchaser of any of the transactions contemplated hereby or thereby.

(e) No Brokers Fees. Neither Purchaser nor any of its Affiliates has retained any Person to whom any brokerage commission, finder’s fee or other like payment is or will be due in connection with this Agreement or the other Transaction Documents to which Purchaser is a party or the consummation of the transactions contemplated hereby or thereby.

(f) Tax Matters. Purchaser is a “qualified resident” of Luxembourg within the meaning of Article 24 of the United States Luxembourg Double Tax Convention. Under the United States Luxembourg Double Tax Convention, Purchaser is entitled to benefits in the form of an exemption from U.S. federal income tax and associated withholding tax with respect to all payments to Purchaser under this Agreement.

3.3 NO GUARANTEES. The Parties acknowledge and agree that (a) Purchaser is assuming all market risk associated with Product and, as such, will have no recourse against Seller or any of Seller’s Affiliates based on the failure of the sales of Product to meet its or any other Person’s projections, and (b) nothing in this Agreement shall be construed to constitute a guarantee by Seller regarding the commercial viability or economic potential of any Product in the marketplace.

3.4 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 4

COVENANTS OF SELLER; SECURITY INTEREST

Seller covenants and agrees with Purchaser that for the duration of the Term, Seller will perform the obligations set forth below:

4.1 Seller’s Responsibilities.

(a) Seller will use commercially reasonable efforts to pursue the Funded Activities.

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(b) Without limiting the generality of clause (a) above, Seller will, each Calendar Quarter, allocate to the promotion and marketing of Product in the Territory, a commercially reasonable level of resources (both monetary and personnel).

(c) As between Seller and Purchaser, Seller agrees to fund the expenses associated with the discovery, development and commercialization of Product, including the Funded Activities.

(d) With respect to each Product, Seller will use commercially reasonable efforts to provide, or cause to be provided, a consistent supply of such Product or the active pharmaceutical ingredient in such Product, as applicable, so as to avoid supply channel shortages.

(e) With respect to the performance of this Agreement and the activities contemplated hereby, Seller will, and will cause its Affiliates to, comply in all material respects with all Applicable Law, except where compliance therewith is contested in good faith by appropriate proceedings.

(f) Seller will, and will cause its Affiliates to, use commercially reasonably efforts to maintain (i) the Orphan Drug Designation for Korlym (or any other Product, as applicable) in the United States and (ii) following receipt of the applicable regulatory approval in the European Union, the equivalent of an Orphan Drug Designation for Korlym (or any other Product, as applicable) in the European Union.

(g) Seller will, and will cause its Affiliates to, use commercially reasonable efforts to maintain the Regulatory Approvals and all other FDA, EMEA and other Governmental Authority approvals, including complying will any and all requirements for post-marketing follow-up studies and information reporting.

(h) Seller will, and will cause its Affiliates to, use commercially reasonable efforts to maintain its relationships with Third Person manufacturers and suppliers.

(i) Seller will, and will cause its Affiliates to, use commercially reasonable efforts to obtain consents from any licensee or sublicensee of Product Patent Rights necessary to provide Purchaser with copies of royalty reports delivered by such licensee or sublicensee to Seller.

4.2 SELLER’S IP OBLIGATIONS.

(a) With respect to the Product Patent Rights, Seller will, and will cause its Affiliates to, use commercially reasonable efforts to (i) prosecute each pending patent application and (ii) maintain, keep in full force and effect and seek available patent term extensions for each such Patent.

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(b) Seller will, and will cause its Affiliates to, use commercially reasonable efforts to maintain the Know-How in confidence.

(c) With respect to the Product Trademarks, Seller will, and will cause its Affiliates to, use commercially reasonable efforts to (i) prosecute each pending trademark application and (ii) maintain, keep in full force and effect and seek available trademark term extensions for each such trademark.

(d) Seller will have the sole right and authority to enforce the Product Patent Rights, the Product Trademarks or any other intellectual property right relating to Product (including any patents) against any infringers. If Seller initiates any Proceeding to enforce such Product Patent Rights, Product Trademarks or other rights, it will be solely responsible for the cost and expenses thereof, and subject to Section 2.1(d), will have the sole right to any remuneration resulting from any such Proceeding.

4.3 RESTRICTIVE COVENANTS. Seller will not, without the prior written consent of Purchaser:

(a) incur, create, issue, assume, Guarantee, suffer to exist or otherwise become liable for or with respect to, or become responsible for, the payment or performance of, contingently or otherwise, whether present or future, Indebtedness in an amount greater than the sum of EBITDA for the 4 full Calendar Quarters immediately preceding such incurrence, creation, issuance, assumption, Guarantee, existence, liability or responsibility;

(b) declare or pay any cash dividend or make any cash distribution on its capital stock, unless, following the payment of any such cash dividend or distribution Seller’s cash and cash equivalents are in excess of $50.0 million;

(c) amend, restate, supplement or otherwise modify its certificate of incorporation or bylaws (or other organizational or constitutional documents) in any respect except for such amendments, restatements, supplements or modifications that: (i) do not affect the interests of Purchaser under this Agreement or in the Collateral and (ii) could not reasonably be expected to have a Material Adverse Effect;

(d) create, grant or suffer to exist any Encumbrance on any of the Collateral other than as required under this Agreement other than Permitted Encumbrances; or

(e) commit to do or engage in any of the foregoing.

4.4 NOTICES.

(a) Seller will promptly (but no later than within [***]) notify Purchaser in writing of any decision of Seller to terminate the development and/or commercialization of any particular Product.

(b) Seller shall promptly (but no later than within [***]) notify Purchaser in writing of the actual commencement of (or receipt of written notice of the threatened

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commencement of) any Proceeding related to Product, including those Proceedings alleging a Third Person’s infringement or misappropriation of the Product Patent Rights or Product Trademarks and those alleging Seller’s or its Affiliate’s (or any of their respective licensees’ or sublicensees’) infringement or misappropriation of a Third Person’s intellectual property in the manufacture, use, sale, offer for sale or importation of Product, to the extent any such matter referenced above would reasonably be expected to result in a Material Adverse Effect. Each such notification shall contain a summary of the event described therein. At the reasonable request of Purchaser, Seller shall promptly provide to Purchaser full particulars in writing of the applicable matter. Seller shall keep Purchaser reasonably informed as to the status and proposed resolution of each such matter.

(c) Seller will promptly (but no later than within [***]) notify Purchaser in writing if Seller receives, any written certification filed under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984 claiming that any Patent in the Product Patent Rights (or any claims in such documents) is invalid or that no infringement of a Patent in the Product Patent Rights will arise from the manufacture, use, import, export, offer for sale or sale of a product by a Third Person.

(d) Seller will promptly (but no later than within [***]) notify Purchaser in writing of: (i) Seller’s or its Affiliate’s filing of an Investigational New Drug Application in the United States (or its foreign equivalent in a foreign jurisdiction) for any new formulation of Korlym or any other Product; and (ii) Seller’s or its Affiliate’s acquisition, co-promotion or licensing of a Product.

(e) Seller will promptly (but no later than within [***]) notify Purchaser in writing:

(i) of the receipt by Seller of any written communication from a Governmental Authority pertaining to a revocation, withdrawal, suspension, cancellation, termination or material modification of any approvals or authorizations of Governmental Authorities with respect to Product;

(ii) in the event that Seller is debarred, excluded, suspended, or otherwise ineligible to participate in federal health care programs in the United States, such as Medicare or Medicaid, or in federal procurement and non-procurement programs;

(iii) in the event Seller becomes a party to a settlement, consent or similar agreement with any Governmental Authority regarding Product;

(iv) in the event Seller is charged with, or convicted of, violating Applicable Law regarding Product;

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(v) of any recall, suspension, market withdrawal or seizure, any warning letter, or other written communication asserting lack of compliance with any Applicable Law in any material respect by Seller, in each case, with respect to Product;

(vi) in the event that any clinical trial of Product conducted by or on behalf of Seller is suspended, put on hold or terminated prior to completion as a result of any action by the FDA or other Governmental Authority or voluntarily by Seller; and

(vii) of the receipt by Seller of any adverse written notice from the FDA or any other Governmental Authority regarding the approvability or approval of Product, excluding routine inquiries supporting registration.

(f) The Parties agree that Purchaser may, on written notice to Seller, waive all or any part of its rights to receive further information from Seller under this Section 4.4.

4.5 RELEVANT INFORMATION. In addition to, and not in limitation of, the other provisions of this Agreement, Seller will provide Purchaser with written notice as promptly as practicable (and in any event within [***]) after obtaining Knowledge of any of the following:

(a) the occurrence of a Bankruptcy Event;

(b) any material Breach by Seller of any covenant, agreement or other provision of this Agreement or any other Transaction Document;

(c) that any representation or warranty made by Seller in this Agreement or any other Transaction Document or in any certificate delivered to Purchaser pursuant hereto or thereto that is qualified by materiality shall prove to be untrue, inaccurate or incomplete on the date as of which made, or that any representation or warranty made by Seller in this Agreement or any other Transaction Document that is not qualified by materiality shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made;

(d) any event, occurrence or development that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or

(e) Purchaser’s failure to have a first-priority perfected security interest in any of the Collateral under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States.

4.6 TRUE SALE. Purchaser and Seller intend and agree that the sale, conveyance, assignment and transfer of the Purchased Receivables shall constitute a true sale by Seller to Purchaser of the Purchased Receivables that is absolute and irrevocable and that provides

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Purchaser with the full benefits and detriments of ownership of the Purchased Receivables, and neither Purchaser nor Seller intends the transactions contemplated hereunder to be a financing transaction, borrowing or a loan from Purchaser to Seller. Each Party further agrees that it will treat the sale of the Purchased Receivables as a sale of an “account” in accordance with the UCC. Seller disclaims any ownership interest in the Purchased Receivables upon execution of this Agreement and each of Seller and Purchaser waives any right to contest or otherwise assert that this Agreement is other than a true, absolute and irrevocable sale and assignment by Seller to Purchaser of the Purchased Receivables under Applicable Law, which waiver will be enforceable against the applicable Party in any bankruptcy, insolvency or similar proceeding relating to such Party, except to the extent required by GAAP or the rules of the SEC or any Taxing authority. Seller authorizes and consents to Purchaser filing, including with the Secretary of State of the State of Delaware, one or more UCC financing statements (and continuation statements with respect to such financing statements when applicable) or other instruments and notices, in such manner and in such jurisdictions as in Purchaser’s determination may be necessary or appropriate to evidence the purchase, acquisition and acceptance by Purchaser of the Purchased Receivables hereunder and to perfect and maintain the perfection of Purchaser’s ownership in the Purchased Receivables and the security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.7; provided, however, that Purchaser will provide Seller with a reasonable opportunity to review any such financing statements (or similar documents) prior to filing. For greater certainty, Purchaser will not file this Agreement in connection with the filing of any such financing statements (or similar documents). For sake of clarification, the foregoing statements in this Section 4.6 shall not bind either party regarding the reporting of the transactions contemplated hereby for GAAP, SEC or Tax reporting purposes.

4.7 PRECAUTIONARY SECURITY INTEREST IN PURCHASED RECEIVABLES. Without limiting Section 4.8 and as set forth in Section 4.6, it is the intent and expectation of both Seller and Purchaser that the sale, conveyance, assignment and transfer of the Purchased Receivables be a true, irrevocable and absolute sale by Seller to Purchaser for all purposes. Notwithstanding the foregoing, in an abundance of caution to address the possibility that, notwithstanding that Seller and Purchaser expressly intend and expect for the sale, conveyance, assignment and transfer of the Purchased Receivables hereunder to be a true and absolute sale and assignment for all purposes, in the event that such sale and assignment will be characterized as a loan or other financial accommodation and not a true sale or such sale will for any reason be ineffective or unenforceable as such, as determined in a judicial, administrative or other proceeding (any of the foregoing being a “Recharacterization”), then this Agreement will be deemed to constitute a security agreement under the UCC and other Applicable Law. For this purpose and without being in derogation of the intention of Seller and Purchaser that the sale of the Purchased Receivables will constitute a true sale thereof, effective as of the Closing Date, Seller does hereby grant to Purchaser a continuing security interest of first priority in all of Seller’s right, title and interest in, to and under the Purchased Receivables, whether now or hereafter existing, and any and all “proceeds” thereof (as such term is defined in the UCC), in each case, for the benefit of Purchaser as security for the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price together with the performance when due of all of Seller’s obligations now or hereafter existing under this Agreement and the other

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Transaction Documents, which security interest will, upon the filing of a duly prepared financing statement in the appropriate filing office, be perfected and prior to all other Encumbrances thereon. Purchaser will have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other Applicable Law, which rights and remedies will be cumulative. Seller hereby authorizes Purchaser, as secured party, to file the UCC financing statements contemplated hereby. In the case of any Recharacterization, each of Seller and Purchaser represents and warrants as to itself that each remittance of Product Royalty payments, Purchaser Licensing/Co-Promote Payments or any portion thereof, in each case, in respect of the Product Royalty, Purchaser Licensing/Co-Promote Payments or any other payment owed by Seller to Purchaser under this Agreement, will have been in payment of a debt incurred by Seller in the ordinary course of business or financial affairs of Seller and Purchaser, and made in the ordinary course of business or financial affairs of Seller and Purchaser.

4.8 SECURITY INTEREST IN ADDITIONAL COLLATERAL; REMEDIES.

(a) Seller hereby grants to Purchaser a security interest in all of Seller’s right, title and interest in, to and under the Additional Collateral, to secure the prompt and complete payment and performance when due of all obligations of Seller hereunder and under the other Transaction Documents, which security interest will, upon the filing of a duly prepared financing statement in the appropriate filing office (and the filing of a duly prepared patent security agreement in the PTO), be perfected and prior to all other Encumbrances thereon.

(b) Seller will notify Purchaser in writing at least 30 days’ (or such shorter period of time as may be agreed to by Purchaser) prior to any change in, or amendment or alteration to, (i) its legal name, (ii) its form or type of organizational structure or jurisdiction of organization (including its status as a corporation organized under the laws of the State of Delaware), or (iii) its Federal Employer Identification Number or state organizational identification number. Seller agrees not to effect or permit any such change referred to above unless all filings have been made under the UCC or otherwise that are required or advisable in order for Purchaser to continue at all times following such change to have a valid, legal and perfected Encumbrance (prior and superior in right and interest to any other Person) in all the Collateral.

(c) Without limiting the generality of Section 8.4(a), Seller will execute any and all further documents, financing statements, agreements and instruments, and take all further action that may be required under Applicable Law, or that Purchaser may reasonably request, in order to grant, create, preserve, enforce, protect and perfect the validity and priority of the security interests and other Encumbrances created by this Agreement in the Collateral. Without limiting the foregoing, Seller will do or cause to be done all acts and things that may be required, or that Purchaser from time to time may reasonably request, to assure and confirm that Purchaser holds duly created and enforceable and perfected Encumbrances upon the Collateral (including any property or assets that are acquired or otherwise become Collateral after the date of this Agreement), in each case, as contemplated by, and with the lien priority required under, this Agreement.

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(d) Upon the request of Purchaser at any time after the occurrence and during the continuance of an Event of Default, Seller will permit Purchaser or any advisor, auditor, consultant, attorney or representative acting for Purchaser, upon reasonable notice to Seller and during normal business hours, to make extracts from and copy the books and records of Seller (and its Affiliates, as applicable) relating to the Collateral, and to discuss any matter pertaining to the Collateral with the officers and employees of Seller (and its Affiliates, as applicable).

(e) Seller will not, and will cause its Affiliates not to (i) directly or indirectly, sell, transfer, assign, lease, license, sublicense, convey or otherwise directly or indirectly dispose of any of the Collateral or any interest therein, except as permitted by this Agreement (including pursuant to an In-License Agreement, a Licensing Transaction or a Co-Promotion Arrangement) or (ii) except for the security interest in the Collateral granted to Purchaser, cause or suffer to exist or become effective any Encumbrance of any kind, other than a Permitted Encumbrance, on or with respect to any of the Collateral or any interest therein, or, in each case, enter into any agreement to do any of the foregoing. This Section 4.8(e) shall in no way limit Purchaser’s rights or remedies upon the occurrence of a Change of Control.

(f) Upon the occurrence and during the continuance of an Event of Default, Purchaser will have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies granted in this Agreement, at law or in equity (including as set forth in Section 4.8(m)) with respect to the Collateral, the rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) or other Applicable Law.

(g) Seller agrees that, upon the occurrence and during the continuance of an Event of Default, Purchaser will have the right, subject to Applicable Law and subsection (n) below, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as Purchaser shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Seller.

(h) Purchaser will give Seller not less than 10 days’ prior written notice of the time and place of any such proposed sale. Any such notice will (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in Section 9-613 of the UCC, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; provided that, if Purchaser fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC. Seller agrees that such written notice will satisfy all requirements for notice to Seller that are imposed under the UCC or other Applicable Law with respect to the exercise of Purchaser’s rights and remedies hereunder upon default. Purchaser will not be obligated to make any sale or other disposition of any Collateral if it shall

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determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given. Purchaser may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

(i) Any public sale will be held at such time or times within ordinary business hours and at such place or places as Purchaser may fix and state in the notice of such sale. At any sale or other disposition, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Purchaser may (in its sole and absolute discretion) determine. If any of the Collateral is sold, leased, or otherwise disposed of by Purchaser on credit, the obligations secured by the security interests granted herein shall not be deemed to have been reduced as a result thereof unless and until payment in full is received thereon by Purchaser.

(j) At any such public (or, to the extent permitted by Applicable Law, private) sale made pursuant hereto, Purchaser may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of Seller, the Collateral or any part thereof offered for sale, and Purchaser may make payment on account thereof by using any or all of the obligations secured by the security interests granted herein as a credit against the purchase price, and Purchaser may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Seller therefor.

(k) As an alternative to exercising the power of sale herein conferred upon it, Purchaser may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and, subject to subsection (n) below, to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

(l) To the extent permitted by Applicable Law, Seller hereby waives all rights of demand, redemption, stay, valuation and appraisal that Seller now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(m) Without limiting the generality of Section 4.8(f), upon the occurrence and during the continuance of an Event of Default, automatically and without any notice to Seller, an amount equal to, when taken together with the cumulative amount of cash paid by Seller (or its Affiliates, as applicable) and actually received by Purchaser under this Agreement prior to such occurrence, the Threshold Amount, will be due and payable (except as set forth in Section 4.8(n) below). Presentment, demand, protest or notice of any kind are hereby expressly waived. Further, if an Event of Default shall occur and be continuing, Purchaser may, subject to any restrictions set forth in this Section 4.8, foreclose or otherwise realize upon the Collateral in such portions or in full as Purchaser sees fit in its sole discretion.

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(n) Without limiting the generality of the foregoing, if there is an occurrence and during the continuance of an Event of Default described in subsection (b) of that definition (a Bankruptcy Event), and if there is a sale or other disposition of all or any part of the Collateral by Purchaser pursuant to subsection (g) or subsection (k) above, then, in such case, Purchaser hereby agrees to accept from the proceeds of such a sale or other disposition an amount equal to the lesser of (x) when taken together with the cumulative amount of cash paid by Seller (or its Affiliates, as applicable) and actually received by Purchaser under this Agreement prior to such occurrence, the Threshold Amount and (y) the sum of (i) the Purchase Price, and (ii) the cumulative amount of cash paid by Seller (or its Affiliates, as applicable) and actually received by Purchaser under this Agreement prior to such occurrence, and (iii) an amount equal to the value of the Collateral remaining after deduction of the Purchase Price paid to Purchaser pursuant to subsection (n)(y)(i) above multiplied by the royalty rate used for determining Product Royalty in effect at the time of such an Event of Default.

4.9 CHANGE OF CONTROL. Upon the occurrence of a Change of Control, automatically and without any notice to Seller, an amount equal to, when taken together with the cumulative amount of cash paid by Seller (or its Affiliates, as applicable) and actually received by Purchaser under this Agreement prior to such occurrence, the Threshold Amount will be due and payable. Presentment, demand, protest or notice of any kind are hereby expressly waived.

ARTICLE 5

CONFIDENTIALITY

5.1 DEFINITION OF CONFIDENTIAL INFORMATION. For purposes of this Agreement, the term “Confidential Information” of a Party means any information furnished by or on behalf of such Party to the other Party or its Affiliates pursuant to this Agreement or learned through observation during visit(s) to the other Party’s facilities, in each case which information (a) is of the nature that is typically known to be of a confidential nature, or (b) if disclosed in tangible form, is marked “Confidential” or with other similar designation to indicate its confidential or proprietary nature, or (c) if disclosed orally, is indicated orally to be confidential or proprietary at the time of such disclosure. Without limiting the generality of the foregoing, except as provided in the immediately succeeding sentence, all Royalty Reports will be deemed the Confidential Information of Seller. Notwithstanding the foregoing, a Party’s Confidential Information will not include information that, in each case as demonstrated by written documentation or other competent evidence: was (i) already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; (iv) was subsequently lawfully disclosed to the receiving Party by a Third Person having no

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obligation of which the receiving Party is aware to the disclosing Party or its Affiliates; or (v) is independently developed by the receiving Party without the benefit of Confidential Information of the disclosing Party.

5.2 OBLIGATIONS. Except as authorized in this Agreement or except upon obtaining the other Party’s prior written permission to the contrary, each Party agrees that during the Term and for [***] it will: (a) maintain in confidence, and not disclose to any Person, the other Party’s Confidential Information; (b) not use the other Party’s Confidential Information for any purpose, except as contemplated in this Agreement; and (c) protect the other Party’s Confidential Information in its possession by using the same degree of care as it uses to protect its own Confidential Information (but no less than a reasonable degree of care).

Notwithstanding anything to the contrary in this Agreement, a Party will be entitled to injunctive relief to restrain the Breach or threatened Breach by the other Party of this Article 5 without having to prove actual Damages or threatened irreparable harm. Such injunctive relief will be in addition to any rights and remedies available to the aggrieved Party at law, in equity, and under this Agreement for such Breach or threatened Breach.

5.3 PERMITTED DISCLOSURES.

(a) Permitted Persons. A Party may disclose the other Party’s Confidential Information, without the other Party’s prior written permission, to:

(i) its and its Affiliates’ members, trustees, managers, directors, employees, partners, agents, consultants, attorneys, accountants, shareholders, investors, banks and other financing sources, and permitted assignees, purchasers, transferees or successors-in-interest under Section 8.3 in each case, who need to know such Confidential Information to provide financing to the Party or to assist the Party in evaluating the transactions contemplated hereby or in fulfilling its obligations or exploiting its rights hereunder (or to determine their interest in providing such financing or assistance) and who are, prior to receiving such disclosure, bound by written or professional confidentiality and non-use obligations no less stringent than those contained herein; or

(ii) permitted assignees, purchasers, transferees, or successors-in-interest (or potential assignees, purchasers, transferees, or successors-in-interest) under Section 8.3 who need to know such Confidential Information in connection with such assignment, sale, or transfer (or potential assignment, sale, or transfer) and who are bound by written or professional confidentiality and non-use obligations no less stringent than those contained herein.

(b) Legally Required. A Party may disclose the other Party’s Confidential Information, without the other Party’s prior written permission, to any Person to the extent such disclosure is necessary to comply with Applicable Law, applicable stock exchange requirements, or an order or subpoena from a court of competent jurisdiction; provided that the compelled Party, to the extent it may legally do so, will give reasonable advance notice to the

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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other Party of such disclosure and, at such other Party’s reasonable request and expense, the compelled Party will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise). Notwithstanding the foregoing, if a Party receives a request from an authorized representative of a U.S. or foreign Tax authority for a copy of this Agreement, that Party may provide a copy of this Agreement to such Tax authority representative without advance notice to, or the permission or cooperation of, the other Party.

5.4 TERMS OF AGREEMENT. Except to the extent allowed under Section 5.3 or as otherwise permitted in accordance with this Section 5.4, neither Party will make any public announcements concerning this Agreement or the terms hereof, without the prior written consent of the other Party and each Party agrees that it will each treat the contents and terms of this Agreement and the consideration for this Agreement as Confidential Information of the other Party. Consistent with Section 5.3(b), Purchaser and Seller agree to use reasonable efforts to provide the other with a copy of any required SEC or other filing regarding this Agreement or its terms to review prior to filing and to consider any comments of the other Party in good faith, and to the extent either Party has to file or disclose this Agreement with the SEC, such Party will consider in good faith the other Party’s comments with respect to confidential treatment of this Agreement’s terms and will redact this Agreement in a manner allowed by the SEC to protect sensitive terms, and will be permitted to file this Agreement, as so redacted, with the SEC. For purposes of clarity, each Party is free to discuss with Third Persons the information regarding this Agreement and Parties’ relationship disclosed in such SEC filings and any other authorized public announcements.

ARTICLE 6

TERM AND TERMINATION

6.1 TERM OF AGREEMENT; TERMINATION. This Agreement will commence as of the Effective Date and, unless sooner terminated as provided in Section 6.2, will continue until all of Purchaser’s right to receive any payments on account of the Purchased Receivables set forth in this Agreement and all other amounts to which Purchaser may be entitled to receive as payment hereunder have expired, unless earlier terminated pursuant to the mutual written agreement of the Parties (the “Term”). Upon expiration or earlier termination of the Term, this Agreement shall terminate.

6.2 TERMINATION FOR NON-OCCURRENCE OF CLOSING. In the event that the Closing does not occur on or before ten (10) Business Days after the date of this Agreement:

(a) and such failure of the Closing to occur is not a result of a breach of Purchaser’s obligations under this Agreement or any of the other Transaction Documents, then Purchaser shall have the right to terminate this Agreement upon written notice to Seller referencing this Section 6.2(a); and

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(b) such failure of the Closing to occur is not a result of a breach of Seller’s obligations under this Agreement or any of the other Transaction Documents, then Seller shall have the right to terminate this Agreement upon written notice to Purchaser referencing this Section 6.2(b).

6.3 SURVIVAL. Notwithstanding anything to the contrary in this Article 6, the following provisions shall survive termination of this Agreement: Sections 2.1(g), 2.3, 2.4, 3.3, 3.4, this Section 6.3, Article 5 (Confidentiality), Article 7 (Tax Matters), Article 8 (Miscellaneous) and Annex A (to the extent necessary for the interpretation of any surviving provisions). Termination of this Agreement shall not relieve any Party of liability in respect of breaches of this Agreement by any Party on or prior to termination.

ARTICLE 7

TAX MATTERS

7.1 INDEMNIFIABLE TAX CLAIM. Seller agrees to give written notice to Purchaser of any notice received by Seller which involves the assertion of any claim, or the commencement of any audit, suit, action or proceeding, by a Governmental Authority asserting the imposition of any Indemnifiable Tax (to the extent relating to an Indemnifiable Tax, an “Indemnifiable Tax Claim”). Seller will give Purchaser such information with respect to the Indemnifiable Tax Claim as Purchaser may reasonably request. Failure to provide Purchaser with notice and information with respect to a Indemnifiable Tax Claim within a sufficient period of time and in reasonably sufficient detail to allow Purchaser to effectively contest such Indemnifiable Tax Claim shall not affect the liability of Purchaser to Seller except to the extent that Purchaser’s position is actually and materially prejudiced as a result thereof.

7.2 CONTROL OF DEFENSE. Seller shall control the defense of any Indemnifiable Tax Claim with its own counsel and may (i) pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any tax authority and (ii) settle or compromise the Indemnifiable Tax Claim in any permissible manner, which settlement or compromise shall be subject to the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), provided, however, that Purchaser shall be entitled to withhold its consent to a proposed settlement or compromise of an Indemnifiable Tax Claim only if Purchaser has reimbursed Seller for all costs and expenses incurred in connection with such Indemnifiable Tax Claim through the date of Seller’s request for Purchaser’s consent and deposits in a U.S. escrow arrangement reasonably satisfactory to Purchaser an amount equal to the amount of any Indemnifiable Taxes that could reasonably be expected to be incurred. Purchaser agrees to cooperate with Seller in the conduct and defense of any Indemnifiable Tax Claim. Seller shall keep Purchaser informed of all material developments and events relating to such Indemnifiable Tax Claim (including promptly forwarding copies to Purchaser of any related correspondence) and shall use reasonable efforts to provide Purchaser with an opportunity to review and comment on any material correspondence in connection to an Indemnifiable Tax Claim before Seller sends such correspondence to any tax authority. Purchaser shall have the

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right to participate in the defense of Indemnifiable Tax Claims (including participation in any relevant meetings and conference calls to the extent relating to an Indemnifiable Tax) at its own cost and expense and with its own counsel. For the avoidance of doubt, the rights of Purchaser pursuant to this Article 7 apply only with respect to the portion of any claim, audit, suit, action or proceeding by a Governmental Authority that seeks to impose an Indemnifiable Tax. Purchaser shall have no general right of review of Seller’s tax returns and correspondence with Governmental Authorities, no general right of participation with respect to claims, audits, suits, actions or proceedings and no general right to obtain information about the Tax matters of Seller except to the extent specifically required by the foregoing provisions of this Section 7.2.

7.3 COOPERATION. Purchaser and Seller further agree to furnish or cause to be furnished to each other, upon request, in a timely manner, such information (including access to books and records) and assistance as is reasonably necessary for the filing of any tax return relating to Indemnifiable Taxes or for the defense of any Indemnifiable Tax Claim.

ARTICLE 8

MISCELLANEOUS

8.1 ENTIRE AGREEMENT. This Agreement (including the Bill of Sale and this Agreement’s other exhibits and schedules) sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between and among the Parties and supersede and terminate all prior agreements and understandings between or among the Parties relating to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth in this Agreement (including the Bill of Sale and this Agreement’s other exhibits and schedules).

8.2 AMENDMENTS. This Agreement may be amended or supplemented only by a written agreement signed by an authorized officer of each Party (or, with respect to any Party that is a trust, its trustee).

8.3 BINDING AGREEMENT; SUCCESSORS AND ASSIGNS. The terms, conditions and obligations of this Agreement will inure to the benefit of and be binding upon the Parties hereto and their respective permitted successors and assigns thereof. Neither this Agreement nor any rights or obligations hereunder may be sold, assigned, hypothecated or otherwise transferred in whole or in part by any Party, by operation of law or otherwise, without the prior written consent of the other Party; provided, however, that without the applicable prior written consent, but subject to the terms of, and compliance with, Article 5, Purchaser may sell, assign, hypothecate or otherwise transfer all or any part of the Purchased Receivables to any one or more Persons.

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8.4 FURTHER ASSURANCES.

(a) Seller and Purchaser covenant and agree, at any time or from time to time after the Closing Date, to execute and deliver such other documents, certificates, agreements, instruments and other writings and to take such other actions as may be necessary or desirable, or reasonably requested by the other Party, in each case, without further consideration but at the expense of Seller, in order to vest and maintain in Purchaser good and marketable title in, to and under the Purchased Receivables free and clear of any and all Encumbrances (other than Permitted Encumbrances), and to consummate the other transactions contemplated hereby, including the perfection under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States and maintenance of perfection of Purchaser’s ownership interest in the Purchased Receivables, the back-up security interest in the Purchased Receivables granted by Seller to Purchaser pursuant to Section 4.7 and the security interest in the Additional Collateral granted by Seller to Purchaser pursuant to Section 4.8.

(b) During the Term, Purchaser will hold in trust for the benefit of Seller any over-payment of Product Royalty received by Purchaser and identified as such in the audit report described in Section 2.3(c) until such funds, if any, are paid to Seller pursuant to Section 2.3(c).

8.5 COUNTERPARTS AND FACSIMILE EXECUTION. This Agreement may be executed in two or more counterparts, each of which will be an original, but all of which together will constitute one and the same instrument. To evidence the fact that it has executed this Agreement, a Party may send a copy of its executed counterpart to the other Parties by facsimile or other electronic transmission. In such event, such Party will forthwith deliver to the other Parties the counterpart of this Agreement executed by such Party.

8.6 INTERPRETATION. When a reference is made in this Agreement to Articles, Sections or Exhibits, such reference will be to an Article, Section or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes,” and “including” when used herein will be deemed in each case to be followed by the words “without limitation” and will not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it. The headings and captions in this Agreement are for convenience and reference purposes only and will not be considered a part of or affect the construction or interpretation of any provision of this Agreement. Unless specified otherwise, all statements of, or references to, monetary amounts in this Agreement are in U.S. dollars. Provisions that require that a Party or the Parties “agree,” “consent,” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise. Words of any gender include the other gender. Neither Party hereto will be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one Party or any other.

8.7 WAIVER. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, will be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

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8.8 RELATIONSHIP OF THE PARTIES. The Parties acknowledge and agree that the relationship between Purchaser and Seller under this Agreement is intended to be that of buyer and seller, and nothing in this Agreement is intended to be construed so as to suggest that either Purchaser or Seller (except as expressly set forth herein) is obligated to provide, directly or indirectly, any advice, consultations or other services to the other Party. The Parties further acknowledge and agree that Purchaser is purchasing the Purchased Receivables solely in its capacity as an investor. Each Party is an independent contractor relative to the other Party under this Agreement, and this Agreement is not a partnership agreement and nothing in this Agreement will be construed to establish a relationship of co-partners or joint venturers between the Parties. Seller will have no responsibility for the hiring, termination or compensation of Purchaser’s employees or for any employee benefits for such employee and Purchaser will have no responsibility for the hiring, termination or compensation of Seller’s or any of its Affiliate’s employees or for any employee benefits of such employee. No employee or representative of Seller or any of Seller’s Affiliates will have any authority to bind or obligate Purchaser and no employee or representative of Purchaser will have any authority to bind or obligate Seller, for any sum or in any manner whatsoever. No employee or representative of Seller or any of Seller’s Affiliates will have any authority to create or impose any contractual or other Liability on Purchaser without Purchaser’s prior written approval and no employee or representative of Purchaser will have any authority to create or impose any contractual or other Liability on Seller without Seller’s prior written approval.

8.9 NOTICES. All notices, consents, waivers, requests and other communications hereunder will be in writing and will be delivered in person, sent by overnight courier (e.g., Federal Express) or sent by confirmed facsimile transmission, to following addresses of the Parties:

If to Purchaser:

c/o Biopharma Secured Debt Fund II Sub, S.àr.l

65, Boulevard Grand-Duchesse Charlotte

L-1331 Luxembourg

Grand Duchy of Luxembourg

Attn: Board of Managers

Facsimile:

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with a copy (which will not constitute notice) to:

Pharmakon Advisors LP	Akin Gump Strauss Hauer& Feld LLP
110 East 59th Street, #3300	One Bryant Park
New York, NY 10022	New York, NY 10036-6745
Attention: Pedro Gonzalez de Cosio	Attention: Geoffrey E. Secol
Telephone: +1 (212) 883-2296	Telephone: +1 (212) 872-8081
Facsimile: +1 (212) 490-7576	Facsimile: +1 (212) 872-1002

If to Seller:

Corcept Therapeutics Incorporated

149 Commonwealth Avenue

Menlo Park, CA 94025

Attention: Charlie Robb Telephone:

Facsimile:

with a copy (which will not constitute notice) to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, CA 94025

Attention: Alan C. Mendelson

Telephone: +1 (650) 463-4693

Facsimile: +1 (650) 463-2600

or to such other address or addresses as Purchaser or Seller may from time to time designate by notice as provided herein. Any such notice will be deemed given (a) when actually received when so delivered personally or by overnight courier, (b) if mailed, other than during a period of general discontinuance or disruption of postal service due to strike, lockout or otherwise, on the fifth day after its postmarked date thereof, or (c) if sent by confirmed facsimile transmission, on the date sent if such day is a Business Day or the next following Business Day if such day is not a Business Day.

8.10 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE) WILL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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(b) ANY PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT WILL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS RESPECTIVE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

(c) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE).

(d) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(e) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE SENDING OF COPIES THEREOF BY FEDERAL EXPRESS OR OTHER OVERNIGHT COURIER COMPANY, TO SUCH PARTY AT ITS ADDRESS SPECIFIED BY SECTION 8.9, SUCH SERVICE TO BECOME EFFECTIVE FOUR DAYS AFTER DELIVERY TO SUCH COURIER COMPANY.

(f) NOTHING HEREIN WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

8.11 EQUITABLE RELIEF. Each of the Parties hereto acknowledges that each other Party may have no adequate remedy at law if a Party fails to perform any of its obligations under this Agreement in any material respect. In such event, the Parties agree that, in addition to any other rights the Parties may have (whether at law or in equity), in the event of any material Breach or threatened material Breach by any Party of any covenant, obligation or other provision set forth in this Agreement, any non-Breaching Party will be entitled (in addition to any other remedy that may be available to it) to seek (a) a decree or other of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such material Breach or threatened material Breach.

8.12 NO THIRD-PARTY BENEFICIARIES. All rights, benefits and remedies under this Agreement are solely intended for the benefit of the Parties (including their permitted successors and assigns), and no other Person other than the Parties will have any rights whatsoever to (a)

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enforce any obligation contained in this Agreement, (b) seek a benefit or remedy for any Breach of this Agreement, or (c) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including but not limited to negligence, gross negligence and strict liability), or as a defense, set-off or counterclaim to any action or claim brought or made by the Parties (or any of their permitted successors and assigns).

8.13 SEVERABILITY. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction. Nothing in this Agreement will be interpreted so as to require a Party to violate any Applicable Law.

8.14 EXPENSES.

(a) Each Party will be responsible for and bear all of its own costs and expenses (including but not limited to any legal fees, any accountants’ fees and any brokers’ or finders’ or investment banking fees or any prior commitment in respect thereof) with regard to the negotiation and execution of this Agreement and the other Transaction Documents by the Parties.

(b) In any Proceeding between the Parties arising out of or involving this Agreement or any other Transaction Document (and except as otherwise set forth in the Master Transaction Agreement), the prevailing party will be entitled to recover, in addition to any other relief awarded, all expenses it incurs in that Proceeding, including reasonable attorneys’ fees and expenses.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

PURCHASER:

BIOPHARMA SECURED DEBT FUND II SUB, S.ÀR.L

By:	Pharmakon Advisors, LP, its investment manager

By:	Pharmakon Management I, LLC, its general partner

By:	/s/ Pedro Gonzalex de Cosio

Name:	Pedro Gonzalex de Cosio

Title:	Managing Member

SELLER:

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ Charles Robb

Name:	Charles Robb

Title:	Chief Financial Officer

[Signature Page to Purchase and Sale Agreement]

ANNEX A

DEFINED TERMS

“Acceleration Event” means, with respect to Seller, each of the following events or occurrences:

(a) failure to deliver any of the deliverables to Purchaser in accordance with Section 2.2 and such failure is not cured within [***] after written notice thereof is given to Seller by Purchaser;

(b) failure to allocate to the promotion and marketing of Product in the Territory for any [***], a commercially reasonable level of resources (both monetary and personnel) in respect of such [***], and such failure is not cured within [***] after written notice thereof is given to Seller by Purchaser; provided that such cure must occur in the [***] following receipt of such written notice for it to be effective; and

(c) Breach of the covenants in Section 4.3(a) (or, solely as it relates thereto, Section 4.3(e)) and such Breach is not cured within 30 days of the occurrence of such Breach.

“Additional Collateral” means all of Seller’s right, title and interest in, to and under the following property, whether now owned or hereafter acquired, wherever located:

(a) all Product Patent Rights, which as of the Effective Date, consist of the Patents set forth on Schedule 3.1(j), and all of Seller’s rights and privileges with respect thereto;

(b) all rights and privileges in registered and unregistered trademarks in the Territory which are owned or controlled by Seller and related to Product, which as of the Effective Date, consist of the Product Trademarks set forth on Schedule 3.1(l), and all of Seller’s rights and privileges with respect thereto;

(c) all rights and privileges in the service marks, trade names, trade dress, logos, packaging design, slogans and Internet domain names which are owned or controlled by Seller, and the registrations and applications for registration of any of the foregoing, in each case, as related to Product;

(d) all rights and privileges in the copyrights in both published and unpublished works which are owned or controlled by Seller, including all compilations, databases and computer programs, manuals and other documentation and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above, in each case, as related to Product;

(e) all rights and privileges in Know-How which are owned or controlled by Seller, in each case, as related to Product;

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex A-1

(f) all Regulatory Approvals;

(g) all Supporting Obligations (as such term is defined in the UCC) in respect of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

(h) all of Seller’s books and records relating to any and all of the foregoing; and

(i) all Proceeds (as such term is defined in the UCC) and products of and to any and all of the foregoing.

“Affiliate” means, with respect to an entity, any business entity controlling, controlled by, or under common control with such entity, but only so long as such control exists. For the purposes of this definition, “controlling”, “controlled”, and “control” mean the possession, directly (or indirectly through one or more intermediary entities), of the power to direct the management or policies of an entity, including through ownership of 50% or more of the voting securities of such entity (or, in the case of an entity that is not a corporation, ownership of 50% or more of the corresponding interest for the election of the entity’s managing authority).

“Aggregate Quarterly Licensing/Co-Promote Payments” has the meaning set forth in Section 2.1(c).

“Applicable Law” means, with respect to any Person, all provisions of (a) all constitutions, statutes, laws, rules, regulations, ordinances and orders of Governmental Authorities, (b) any authority, consent, approval, license, permit (or the like) or exemption (or the like) of any Governmental Authority, and (c) any orders, decisions, judgments, writs and decrees issued or entered by any Governmental Authority; in each case, applicable to such Person or any of its properties or assets.

“Bankruptcy Event” means, with respect to Seller, the occurrence of any of the following:

(a) Seller will voluntarily commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, relief of debtors or the like, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any portion of its assets, or Seller will make a general assignment for the benefit of its creditors;

Annex A-2

(b) there will be commenced against Seller any case, proceeding or other action of a nature referred to in clause (a) above that remains undismissed or undischarged for a period of [***] from the commencement thereof; or

(c) there will be commenced against Seller any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial portion of its assets, which results in the entry of an order or decree for any such relief that will not have been vacated, discharged, stayed or satisfied pending appeal for [***] from the entry thereof.

“Bill of Sale” means the Bill of Sale attached hereto as Exhibit A.

“Breach” of a representation, warranty, covenant, agreement, obligation or other provision will be deemed to have occurred if there is or has been any inaccuracy in or breach of, or any failure to comply with or perform, such representation, warranty, covenant, agreement, obligation or other provision, and “Breach” will be deemed to refer to any such inaccuracy, breach or failure.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Applicable Law to remain closed.

“Calendar Quarter” means the 3-month period ended March 31, June 30, September 30 or December 31, as applicable.

“Calendar Year” means the 12-month period from January 1 through December 31.

“Change in Law” means any change in, or repeal, withdrawal, adoption or issuance of, any statute, law, rule, regulation, ordinance, order, decision, decree, judgment, ruling, policy, notice, interpretation, position or published guidance of any Governmental Authority that Seller or its advisors reasonably believe could affect the actual or potential applicability of, or Seller’s actual or potential liability for, any withholding Tax with respect to payments to Purchaser hereunder.

“Change of Control” means:

(a) the acquisition at any time by a “person” or “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as in effect on the Effective Date (the “Exchange Act”)) who or which are the beneficial owners (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities representing more than 50% of the combined voting power in the election of directors of the then outstanding securities of Seller or any successor of Seller;

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex A-3

(b) consummation of any sale or disposition of all or substantially all of the assets or earning power of Seller;

(c) consummation of any merger, consolidation, or statutory share exchange to which Seller is a party, as a result of which the Persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; or

(d) during any period of 12 consecutive months, a majority of the members of the board of directors (or functional equivalent thereof) of Seller ceases to be composed of individuals who were either (x) nominated by, or whose nomination was approved by, the board of directors of Seller with the affirmative vote of a majority of the members of said board of directors at the time of such nomination or election or (y) appointed by members of said board of directors so nominated or elected; or.

(e) consummation by Seller of any sale or disposition, directly or indirectly, of any of the Collateral or any interest therein to any Third Person, including by operation of law or otherwise, except as permitted under this Agreement (including pursuant to an In-License Agreement, a Licensing Transaction or a Co-Promotion Arrangement);

(f) consummation by Seller of any sale or disposition, directly or indirectly, of any rights to or interest in any Product to any Third Person, including by operation of law or otherwise, that adversely affects Purchaser’s right to receive the Product Royalty or Purchaser Licensing/Co-Promote Payments, except as permitted under this Agreement (including pursuant to an In-License Agreement, a Licensing Transaction or a Co-Promotion Arrangement);

(g) the grant by Seller or any of its Affiliates at any time during the Royalty Period to a Third Person of a license to market, offer for sale and sell Korlym in the U.S., except in connection with a Co-Promotion Arrangement.

“Closing” has the meaning set forth in Section 1.4.

“Closing Date” has the meaning set forth in Section 1.4.

“Co-Promotion Arrangement” means an arrangement in which Seller grants co-promotion rights in any Product in the Territory and Seller continues to invoice all sales of such Product in the Territory.

“Collateral” means the Additional Collateral and, in the event of a Recharacterization, the Additional Collateral plus the Purchased Receivables.

“Confidential Information” has the meaning set forth in Section 5.1.

Annex A-4

“Damages” means any loss, damage, Liability, claim, demand, settlement amount, judgment, award, fine, penalty, Tax, fee (including any reasonable legal fee, expert fee, accounting fee or advisory fee), charge, cost (including any reasonable cost of investigation and court cost) or expense of any nature.

“EBITDA” means, for such period determined on a consolidated basis in accordance with GAAP, net profit or loss plus (without duplication and to the extent deducted in determining net profit or loss) (a) interest expense net of interest income, (b) provision for income taxes and (c) depreciation, amortization and stock-based compensation and other similar non-cash expenses; provided that, to the extent included in EBITDA and without duplication, the following shall be excluded: (i) extraordinary gains and losses and unusual or non-recurring income or charges, (ii) currency translation gains and losses related to currency remeasurements of Indebtedness and (iii) fair value non-cash gains or losses of swaps, derivatives or similar arrangements.

“Effective Date” has the meaning set forth in the Preamble.

“EMEA” means the European Medicines Agency or any successor agency thereto.

“Encumbrance” means any lien, charge, security interest, mortgage, option, pledge, assignment or any other encumbrance of any Person of any kind whatsoever.

“Enforcement Action” means any Proceeding brought, or assertion made, by Seller (whether as plaintiff or by means of counterclaim) against any Third Person relating to arising out of any infringement, misuse or misappropriation by such Third Person of any Product Patent Rights.

“Event of Default” means each of the following events or occurrences:

(a) failure of Seller to deliver or cause to be delivered to Purchaser any Product Royalty payment, Purchaser Licensing/Co-Promote Payment or Quarterly Cap, as applicable, when and as such payment is due and payable in accordance with the terms of this Agreement and such failure is not cured within 30 days after written notice thereof is given to Seller by Purchaser;

(b) Seller becomes subject to a Bankruptcy Event; and

(c) Purchaser shall fail to have a first-priority perfected security interest under the applicable UCC (or any comparable law) of all applicable jurisdictions in the United States in any of the Additional Collateral and such first-priority perfected security interest is not restored within 5 Business Days after written notice thereof is given to Seller by Purchaser, other than in connection with a Licensing Transaction.

“FDA” means the United States Food and Drug Administration and any successor entity thereto.

Annex A-2

“Funded Activities” means any and all activities, efforts and services performed in furtherance of the research, discovery, development, commercialization and exploitation of Product, including the purchase of materials, general and administrative expenses, corporate infrastructure and corporate overhead.

“GAAP” means United States generally accepted accounting principles, consistently applied throughout the Seller’s organization.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guaranty” of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a Third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such Third Person or otherwise). The word “Guarantee” when used as a verb has the correlative meaning.

“Indebtedness” of any Person means (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arise in the ordinary course of business, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person, (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person, (h) any Indebtedness of others secured by an Encumbrance on any asset of such Person and (i) any Indebtedness of others Guaranteed by such Person.

“Indemnifiable Tax Claim” has the meaning set forth in Section 7.1.

“Indemnifiable Taxes” means any withholding Tax (including interest and penalties thereon and additional amounts hereto) on any amounts payable to Purchaser under this Agreement and any costs and expenses reasonably incurred by Seller in connection with the defense of any Indemnifiable Tax Claim.

Annex A-3

“In-License Agreement” means that certain License Agreement between Seller and the Board of Trustees of The Leland Stanford Junior University effective as of July 1, 1999, as amended from time to time.

“Know-How” means all know-how, trade secrets, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, existing as of the Effective Date or at any time thereafter.

“Knowledge” means, (a) when referring to Seller, the actual knowledge of Seller’s “Named Executive Officers” (as defined in Section 16 of the Securities Exchange Act of 1934, as amended from time to time), and (b) when referring to Purchaser, the actual knowledge of any management-level employee of Purchaser or any of its Affiliates.

“Korlym” means Korlym™ (mifepristone) 300 mg Tablets or any other dosage of mifepristone that is approved any time and from time to time during the Royalty Period.

“Liability” of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

“Licensing Transaction” means any license by Seller (a) of any Product Patent Rights covering Korlym solely for use outside the United States, (b) of any Product Patent Rights covering any other Product anywhere in the Territory, and (c) in the Manufacturing and Supply Agreement.

“Licensing/Co-Promote Information” has the meaning set forth in Section 2.1(c).

“Licensing/Co-Promote Upfront and Milestone Payments” means with respect to each Licensing Transaction or Co-Promotion Arrangement entered into during the period of time commencing on the Effective Date and ending on the Threshold Date, an amount equal to all upfront, milestone or other contingent consideration consisting of cash or cash equivalents actually received by Seller or its Affiliates in connection with, under, or as a result of, such Licensing Transaction or Co-Promotion Arrangement.

“Mandatorily Redeemable Stock” means, with respect to any Person, any share of such Person’s capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a

Annex A-4

condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into shares of such Person’s capital stock described in subsection (a) above.

“Manufacturing and Supply Agreement” means that certain Manufacturing and Supply Agreement effective as of March 21, 2012 between Seller and Formulation Technologies, LLC D/B/A PharmaForm, LLC.

“Material Adverse Effect” means a material adverse effect on: (a) the validity or enforceability of any of the Transaction Documents; (b) the back-up security interest granted pursuant to Section 4.7; (c) the security interest granted pursuant to Section 4.8; (d) the right or ability of Seller to grant any of the rights or perform any of its obligations under any of the Transaction Documents or to consummate any of the transactions contemplated thereby; (e) the rights and remedies of Purchaser under any of the Transaction Documents; (f) the right of Purchaser to receive any Product Royalty payment, Purchaser Licensing/Co-Promote Payment or the timing, amount or duration of such Product Royalty payment or Purchaser Licensing/Co-Promote Payment; (g) the Purchased Receivables or any of Purchaser’s right, title and interest therein, thereto and thereunder; or (h) Seller’s title to or control of, or the validity or enforceability of, any of the Product Patent Rights or Product Trademarks.

“Party” or “Parties” has the meaning set forth in the Preamble

“Patents” means all patents and patent applications existing as of the Effective Date and all patent applications filed or patents issued hereafter, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any of the foregoing patent applications, any reissue, reexamination, renewal or patent term extension or adjustment (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

“Permitted Encumbrances” means:

(a) Encumbrances created in favor of Purchaser pursuant to this Agreement;

(b) inchoate Encumbrances for Taxes not yet delinquent or Encumbrances for Taxes which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

(c) Encumbrances in respect of property of Seller imposed by Applicable Law which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, distributors’, wholesalers’, materialmen’s and mechanics’ liens and other similar Encumbrances arising in the ordinary course of business and which do not in the aggregate materially detract from the value of the property of Seller and do not materially impair the use thereof in the operation of the business of Seller;

Annex A-5

(d) Encumbrances (i) imposed by Applicable Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation, (ii) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise Taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (iii) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers imposed by Applicable Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation; provided, however, that, in the case of each of subclauses (i), (ii) and (iii) of this clause (d), (A) such Encumbrances are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith and by appropriate proceedings and such contest is effective under Applicable Law to stay any attempt by the holder of such Encumbrance to realize thereon and for which adequate reserves have been established in accordance with GAAP; and (ii) to the extent such Encumbrances are not imposed by Applicable Law, such Liens shall in no event encumber any property other than cash and cash equivalents; and

(e) Encumbrances, consisting of the rights of licensors or licensees, existing on the date of this Agreement or granted or created in the ordinary course of business after the date of this Agreement, in each such case pursuant to the In-License Agreement or in connection with a Licensing Transaction.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“Pharmakon” has the meaning set forth in Section 1.5(e).

“Pre-Royalty Period Purchaser Licensing/Co-Promote Payments” has the meaning set forth in Section 2.1(c).

“Proceeding” means any action, suit, claim, litigation, arbitration, mediation, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority, any arbitrator or arbitration panel or any mediator.

“Product” means (a) any pharmaceutical drug product that contains mifepristone, including Korlym, and (b) any pharmaceutical drug product that contains a selective glucocorticoid receptor II antagonist. For purposes of this Agreement, “Product” is used to refer both to a single Product and more than one Product, as the context dictates.

Annex A-6

“Product Net Sales” means the gross amount invoiced by Seller or an Affiliate of Seller to Third Persons in bona fide arm’s length transactions or, where the sale is not both arm’s length and exclusively for money, the price that would have been invoiced if it had been so, for the marketing or sale of Product in the Territory, less the following items without duplication:

(a) any reasonable and customary trade, cash and quantity discounts and promotional credits or allowances actually given or made for purchase chargebacks, price reductions, returns, rebates, quantity, trade or early-cash discounts, on account of or in relation to the invoiced sale of Product;

(b) amounts repaid, credited, accrued or reserved, and allowances or adjustments given, by reason of returns, rejections, or recalls of Product, retroactive price reductions affecting Product or billing errors;

(c) reasonable and customary rebates and chargebacks to pharmacy benefit managers and managed health organizations;

(d) redemption costs associated with any voucher, coupon, loyalty card or other co-pay assistance programs;

(e) rebates required by Applicable Law (including Medicare rebates);

(f) write-offs or allowances for bad debts or uncollectible amounts;

(g) any duty, Tax, excise or governmental charge actually levied upon or measured by the sale, transportation and/or delivery of Product related to or based upon sales of Product, including applicable value added Taxes but excluding any income-based or related Taxes and any transfer Taxes; and

(h) any reasonable and customary distribution, transportation and handling charges or allowances (including freight, postage, shipping and insurance) incurred on account of or in relation to the invoiced sales price of Product, provided the amounts are separately charged on the relevant invoice.

“Product Patent Rights” means Patents in the Territory which are owned or controlled by Seller, the subject matter of which is necessary in development, manufacture, use, marketing, promotion, sale or distribution of Product.

“Product Payments” means, with respect to any period occurring during the Royalty Period, the sum of (a) all Product Net Sales during such period, (b) all Product-Related Damages actually received by Seller or its Affiliates during such period and (c) without duplication of any payments that would otherwise be included in (a) or (b) above, all consideration consisting of cash or cash equivalents actually received by Seller or its Affiliates in connection with, under, or as a result of, a Licensing Transaction or Co-Promotion Arrangement other than Licensing/Co-Promote Upfront and Milestone Payments.

Annex A-7

“Product-Related Damages” means (a) all recoveries, consideration, compensation, payments, collections, settlements and other amounts (including damages, awards, interest and penalties) of any kind or nature actually received by Seller or its Affiliates in substitution or compensation for, or otherwise in lieu of, any Product Net Sales arising out of or resulting from any Enforcement Action, less (b) all out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by Seller or its Affiliates in connection with such Enforcement Action.

“Product Royalty” has the meaning set forth in Section 2.1(a).

“Product Trademarks” has the meaning set forth in Section 3.1(l).

“PTO” means the United States Patent and Trademark Office.

“Purchase Price” has the meaning set forth in Section 1.2(a).

“Purchased Receivables” means (a) the Product Royalty and each payment thereof, (b) any Product Royalty underpayments or other monetary recoveries resulting from an audit of Seller pursuant to Section 2.3, (c) any Purchaser Licensing/Co-Promote Payments and (d) any interest on any amounts referred to in clauses (a), (b) and (c) above payable by Seller to Purchaser pursuant to Section 2.5; in the case of clauses (a), (b) and (c) above, irrespective of any amounts which may be payable by Seller or any of its Affiliates to Third Persons.

“Purchaser” has the meaning set forth in the Preamble.

“Purchaser Licensing/Co-Promote Payments” has the meaning set forth in Section 2.1(c).

“Quarterly Cap” has the meaning set forth in Section 2.1(b).

“Recharacterization” has the meaning set forth in Section 4.7.

“Regulatory Approvals” means the New Drug Application, Abbreviated New Drug Application, Biologics License Application, or similar application which is required to be filed by Seller with the appropriate Governmental Authority (e.g., the FDA in the United States; the EMEA in Europe) to obtain approval to market a Product in the relevant jurisdiction and issued (or to be issued) in the name of the Seller (or its Affiliates), and any amendments or supplements thereto, including NDA number 202107 approved by the FDA with respect to Korlym on February 17, 2012.

“Resource Allocation Statement” has the meaning set forth in Section 2.2(c).

“Royalty Period” means the period of time commencing on April 1, 2013 and ending on the Threshold Date.

“Royalty Reports” has the meaning set forth in Section 2.2(a).

Annex A-8

“SEC” means the U.S. Securities and Exchange Commission and any successor entity thereto.

“Seller” has the meaning set forth in the Preamble.

“Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called (including interest and penalties thereon and any additions thereto) by any Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

The “Term” of this Agreement will be as set forth in Section 6.1.

“Territory” means worldwide.

“Third Person” means any Person other than the Parties or their respective Affiliates.

“Threshold Amount” equals $45,000,000.

“Threshold Date” means the date on which Purchaser has actually received an aggregate amount of payments on account of the Purchased Receivables equal to the Threshold Amount.

“Transaction Documents” means, collectively, this Agreement, the Bill of Sale, and any document, certificate or other instrument delivered in connection therewith.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of Purchaser’s ownership interest in the Purchased Receivables, the back-up security interest granted pursuant to Section 4.7, or the security interest granted pursuant to Section 4.8 is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection.

“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.

“Unaudited Financial Statements” has the meaning set forth in Section 2.2(b).

“United States Luxembourg Double Tax Convention” means the Convention Between the Government of the Grand Duchy of Luxembourg and the Government of the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income and Capital, dated as of April 3, 1996, and as amended by a protocol signed May 20, 2010.

Annex A-9

SCHEDULE 3.1(j)

PRODUCT PATENT RIGHTS

[see attached]

A-1

TITLE	INVENTOR(S)	COUNTRY	PATENT NUMBER	APPLICATION NUMBER	PUBLICATION NUMBER	STATUS	FILING DATE
4-TRIFLUOROMETHYL-PHENYL SUBSTITUTED FUSED RING AZADECALIN MODULATORS		United States of America				Closed

ALKYL-KETONE FUSED AZADECALIN MODULATORS		United States of America				Unfiled

ANTIGLUCOCORTICOID THERAPY FOR THE PREVENTION OF NEUROLOGICAL DAMAGE IN PREMATURE INFANTS	Joseph Belanoff	Australia	2004258992	2004258992	2004258992	Issued	22-Jul-04

ANTIGLUCOCORTICOID THERAPY FOR THE PREVENTION OF NEUROLOGICAL DAMAGE IN PREMATURE INFANTS	Joseph Belanoff	Canada		2532415		Allowed	22-Jul-04

ANTIGLUCOCORTICOID THERAPY FOR THE PREVENTION OF NEUROLOGICAL DAMAGE IN PREMATURE INFANTS	Joseph Belanoff	European Patent Office		47572086	1648439	Published	22-Jul-04

ANTIGLUCOCORTICOID THERAPY FOR THE PREVENTION OF NEUROLOGICAL DAMAGE IN PREMATURE INFANTS	Joseph Belanoff	PCT		PCTUS2004023592	WO 2005/009382 A2	Closed	22-Jul-04

ANTIGLUCOCORTICOID THERAPY FOR THE PREVENTION OF NEUROLOGICAL DAMAGE IN PREMATURE INFANTS	Joseph Belanoff	United States of America		10896149	US-2005-0080061-A1	Closed	20-Jul-04

ANTIGLUCOCORTICOID THERAPY FOR THE PREVENTION OF NEUROLOGICAL DAMAGE IN PREMATURE INFANTS	Joseph Belanoff	United States of America		12238751	US-2009-0029959-A1	Closed	26-Sep-08

ANTIGLUCOCORTICOID THERAPY FOR THE PREVENTION OF NEUROLOGICAL DAMAGE IN PREMATURE INFANTS	Joseph Belanoff	United States of America		13034478	US-2011-0144072-A1	Closed	24-Feb-11

ANTIGLUCOCORTICOID THERAPY FOR THE PREVENTION OF NEUROLOGICAL DAMAGE IN PREMATURE INFANTS	Joseph Belanoff	United States of America		60489601		Closed	23-Jul-03

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF CATATONIA	Joseph Belanoff	Australia	2004259011	2004259011		Issued	23-Jul-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF CATATONIA	Joseph Belanoff	European Patent Office		47790175	1648469	Published	23-Jul-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF CATATONIA	Joseph Belanoff	PCT		PCTUS2004023761	WO 2005/009388 A2	Closed	23-Jul-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF CATATONIA	Joseph Belanoff	United States of America		60489671		Closed	23-Jul-03

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF CATATONIA	Joseph K. Belanoff	Canada		2532594		Allowed	23-Jul-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF CATATONIA	Joseph K. Belanoff	United States of America	8097606	10896143	US-2005-0080066-A1	Issued	20-Jul-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF POSTPARTUM PSYCHOSIS	Joseph Belanoff M.D.	Australia	2004208842	2004208842	2004208842	Issued	4-Feb-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF POSTPARTUM PSYCHOSIS	Joseph Belanoff M.D.	Canada		2514966		Closed	4-Feb-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF POSTPARTUM PSYCHOSIS	Joseph Belanoff M.D.	European Patent Office		47081849	1599208	Published	4-Feb-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF POSTPARTUM PSYCHOSIS	Joseph Belanoff M.D.	Japan		2006503313	2006-516651 (T)	Closed	4-Feb-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF POSTPARTUM PSYCHOSIS	Joseph Belanoff M.D.	PCT		PCTUS2004003183	WO 2004/069202 A2	Closed	4-Feb-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF POSTPARTUM PSYCHOSIS	Joseph Belanoff M.D.	United States of America		10772919	US-2004-0229855-A1	Closed	4-Feb-04

ANTIGLUCOCORTICOIDS FOR THE TREATMENT OF POSTPARTUM PSYCHOSIS	Joseph Belanoff M.D.	United States of America		60445284		Closed	4-Feb-03

ANTIGLUCOCORTICOIDS FOR THE TREATMENT POSTPARTUM DEPRESSION		United States of America				Closed

AZADECALIN COMPOUNDS, PHARMACEUTICAL COMPOSITIONS COMPRISING THE SAME AND THEIR USE AS GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Israel		176706		Pending	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Hazel Hunt, David Clark, Karen Williams	United States of America		12691684	US-2010-0120759-A1	Published	21-Jan-10

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Hazel Hunt, David Clark, Karen Williams	United States of America	7678813	10596998	US-2007-0203179-A1	Issued	8-Mar-07

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Australia		2005206497	2005206497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Austria	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Belgium	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Canada		2552419		Pending	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	China		2.0058E+12	CN101119970A	Closed	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	China		NotYetAvailable		Closed	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Cyprus	CY1110491	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Denmark	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	European Patent Office	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Finland	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	France	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Germany	6.02005E+11	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Greece	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Hong Kong	1097409	71030096	1097409	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Ireland	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Italy	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Japan	4851345	2006549454	2007-517894	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Luxembourg	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Monaco	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Netherlands	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	New Zealand	548374	548374	548374	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Norway		20063456		Pending	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	PCT		PCTUS0500607	WO2005/070893	Closed	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Portugal	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Republic of Korea	10-1135885	1.02007E+12		Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Singapore	123518	2006044507		Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	South Africa	2006/05634	200605634		Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Spain	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Sweden	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	Switzerland	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	United Kingdom	1761497	57113169	1761497	Issued	10-Jan-05

AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams, Hazel Hunt, David Clark	United States of America		60535460		Closed	9-Jan-04

CHRONIC PAIN: GASTROESOPHAGEAL REFLUX DISEASE (GERD)	Joseph Belanoff M.D.	United States of America				Closed

COMBINATION STEROID AND GLUCOCORTICOID RECEPTOR ANTAGONIST THERAPY	Joe Belanoff, Peter Lockey	PCT		PCTUS2012020521		Pending	6-Jan-12

COMBINATION STEROID AND GLUCOCORTICOID RECEPTOR ANTAGONIST THERAPY	Joe Belanoff, Peter Lockey	United States of America		13345242		Pending	6-Jan-12

COMBINATION STEROID AND GLUCOCORTICOID RECEPTOR ANTAGONIST THERAPY	Joe Belanoff, Peter Lockey	United States of America		61430786		Pending	7-Jan-11

COMBINATION STEROID AND GLUCOCORTOID RECEPTOR ANTAGONIST THERAPY	Joe Belanoff, Peter Lockey	United States of America		61492440		Pending	2-Jun-11

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin D. Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	United States of America				Pending	16-Feb-12

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin D. Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	United States of America		13046529	US-2011-0166110-A1	Closed	11-Mar-11

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin D. Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	United States of America		13398757		Closed	16-Feb-12

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley	Hong Kong	HK1104813	71069036	1104813	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley	United States of America		60551836		Closed	9-Mar-04

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Australia	2005222421	2005222421	2005222421	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Austria	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Belgium	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Canada		2558899		Pending	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	China	ZL200580011481.5	2.0058E+12	CN101027301A	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Cyprus	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Denmark	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	European Patent Office	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Finland	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	France	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Germany	6.02005E+11	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Greece	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	India		3745CHENP2006		Pending	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Ireland	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Israel		177982		Pending	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Italy	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Japan	4931794	2007503030	2007-528417	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Luxembourg	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Monaco	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Netherlands	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	New Zealand	550362	550362	Not available	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Norway				Closed	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	PCT		PCTUS0508049	WO2005/087769	Closed	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Portugal	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Republic of Korea		1.02007E+12		Pending	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Singapore	125438[WO2005/087769]	2006061204		Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	South Africa	2006/08306	200608306		Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Spain	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Sweden	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	Switzerland	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	United Kingdom	1735308	57252959	1735308	Issued	9-Mar-05

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	United States of America		13476776		Pending	21-May-12

FUSED RING AZADECALIN GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Paul Blaney, Christopher Hurley, Karen Williams	United States of America	7928237	10591884	US-2007-0281928-A1	Issued	7-May-07

GLUCOCORTICOID BLOCKING AGENTS FOR INCREASING BLOOD-BRAIN BARRIER PERMEABILITY	Alan Schatzberg	PCT		127026		Closed	29-Aug-01

GLUCOCORTICOID BLOCKING AGENTS FOR INCREASING BLOOD-BRAIN BARRIER PERMEABILITY	Alan Schatzberg	United States of America		9942531		Closed	29-Aug-01

GLUCOCORTICOID BLOCKING AGENTS FOR INCREASING BLOOD-BRAIN BARRIER PERMEABILITY	Alan Schatzberg	United States of America		60229278		Closed	30-Aug-00

GLUCOCORTICOID BLOCKING AGENTS FOR INCREASING BLOOD-BRAIN BARRIER PERMEABILITY	Alan Schatzberg, Steven Lindley, Joseph Belanoff M.D.	United States of America		10087227		Closed	27-Feb-02

GLUCOCORTICOID BLOCKING AGENTS FOR INCREASING BLOOD-BRAIN BARRIER PERMEABILITY	Alan Schatzberg, Steven Lindley, Joseph Belanoff M.D.	United States of America		10949739	US-2005-0124533-A1	Closed	24-Sep-04

GLUCOCORTICOID RECEPTOR ANTAGONIST FOR AMELIORATION OF SYMPTOMS OF DELIRIUM	Joseph Belanoff M.D.	Israel	158744	158744		Issued	6-May-02

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Australia	756818	9683398	756818	Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Canada	2328411	2328411		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	China	ZL98814043.8	988140438	CN1292701A	Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	European Patent Office	1076562	989509120		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	France	1076562	989509120		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Germany	1076562	989509120		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Hong Kong	1032535	11026230	1032535	Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Israel	139672	139672		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Italy	1076562	989509120		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Netherlands	1076562	989509120		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	New Zealand	507449	507449		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	PCT		9820908		Closed	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Republic of Korea		20007012796	2001-43630	Published	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	Singapore	77019	2000063958		Issued	5-Oct-98

GLUCOCORTICOID RECEPTOR ANTAGONISTS FOR THE TREATMENT OF DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	United Kingdom	1076562	989509120		Issued	5-Oct-98

GLUCOCORTICOID WITH STEROID PROPERTIES		United States of America				Unfiled

[***]	[***]	[***]	[***]		[***]	[***]

METHOD AND USE OF MIFEPRISTONE IN TREATMENT OF PARKINSON’S DISEASE		United States of America			Closed

METHOD FOR DOSING MIFEPRISTONE USING ALPHA-1 ACID GLYCOPROTEIN		United States of America			Closed

METHOD FOR REVERSING OR INHIBITING WEIGHT GAIN INDUCED BY ANTIDEPRESSANT MEDICATION	Joseph Belanoff	United States of America	60750192		Closed	13-Dec-05

METHOD FOR REVERSING OR INHIBITING WEIGHT GAIN INDUCED BY ANTIDEPRESSANT MEDICATION	Joseph Belanoff	United States of America	60869673		Closed	12-Dec-06

METHOD FOR REVERSING OR INHIBITING WEIGHT GAIN INDUCED BY ANTIDEPRESSANT MEDICATION	Joseph Belanoff	United States of America	61013402		Closed	13-Dec-07

METHOD FOR REVERSING OR INHIBITING WEIGHT GAIN INDUCED BY ANTIDEPRESSANT MEDICATION	Joseph Belanoff	United States of America	61122666		Closed	15-Dec-08

METHOD FOR REVERSING OR INHIBITING WEIGHT GAIN INDUCED BY ANTIDEPRESSANT MEDICATION	Joseph Belanoff	United States of America	61287151		Closed	16-Dec-09

METHOD FOR TREATING MILD COGNITIVE IMPAIRMENT USING A GLUCOCORTICOID-SPECIFIC RECEPTOR ANTAGONIST	Alan Schatzberg, Joseph Belanoff M.D.	Hong Kong	21087388	1047050	Published	21-Nov-00

METHOD FOR TREATING MILD COGNITIVE IMPAIRMENT USING A GLUCOCORTICOID-SPECIFIC RECEPTOR ANTAGONIST	Alan Schatzberg, Joseph Belanoff M.D.	United States of America	60167432		Closed	23-Nov-99

METHOD OF CONTROLLING HYPERGLYCEMIA IN PATIENTS USING AN ANTIGLUCOCORTICOID ANTAGONIST		United States of America			Closed

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

METHOD OF TREATING THE PSYCHOSIS ASSOCIATED WITH PARKINSON’S DISEASE WITH A GLUCOCORTICOID RECEPTOR ANTAGONIST		United States of America				Closed

METHODS AND COMPOSITIONS FOR TREATING INTERMITTENT EXPLOSIVE DISORDER (“IED”)		United States of America				Closed

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY	Alan Schatzberg, Joseph Belanoff M.D.	Hong Kong	HK1068783	51007729	1068783	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY	Alan Schatzberg, Joseph Belanoff M.D.	United States of America		60376814		Closed	29-Apr-02

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY	Alan Schatzberg, Joseph Belanoff M.D.	United States of America	7326697	10411503	US-2004-0029849-A1	Issued	8-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ECT”)	Alan Schatzberg, Joseph Belanoff M.D.	Canada	2483855	2483855		Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ECT”)	Alan Schatzberg, Joseph Belanoff M.D.	China	ZL03813331.8	38133318	CN1658883A	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ECT”)	Alan Schatzberg, Joseph Belanoff M.D.	Republic of Korea	10-0970834	1.02005E+12	10-2004-105247	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Australia		2003228783		Pending	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Austria	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Belgium	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	European Patent Office	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	France	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Germany	60338821.3	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Greece	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	India		2689CHENP2004		Pending	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Israel		164793		Pending	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Italy	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Japan		2004500971	2005-526843	Closed	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Japan		2011045207	2011-116771	Published	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Mexico	277709	PAa2004010705		Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Netherlands	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	New Zealand	536248	536248	NZ536248	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Norway		20045232		Pending	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	PCT		PCTUS0313498	03/092790	Closed	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Portugal	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Singapore	107828	2004063418		Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	South Africa	2004/8663	20048663		Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Spain	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Sweden	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Switzerland	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	Turkey	TR201113051T4	37265543	1499321	Issued	28-Apr-03

METHODS FOR INCREASING THE THERAPEUTIC RESPONSE TO ELECTROCONVULSIVE THERAPY (“ETC”)	Alan Schatzberg, Joseph Belanoff M.D.	United Kingdom	1499321	37265543	1499321	Issued	28-Apr-03

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff	Canada	2459033	2459033		Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Australia	2002335678	2002335678		Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	China		28186087	CN1556708A	Closed	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	China		200510132945X	CN1868480A	Closed	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	European Patent Office	1432379	27704410	1432379	Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	France	1432379	27704410	1432379	Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Germany	60229411.8	27704410	1432379	Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	India		621CHENP2004		Closed	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Israel	160649	160649		Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Italy	1432379	27704410	1432379	Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Japan		2003524530	2005-501882	Abandoned	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Japan		2008312752	2009-102343	Published	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Mexico	262316	PAa2004001893		Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	New Zealand	531477	531477	NZ531477	Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Norway		20041338		Pending	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	PCT		PCTUS0227576	WO03/020216	Closed	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Republic of Korea		1.02005E+12	2004-29116	Closed	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Singapore	103460	2004010922		Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	South Africa	2004/1754	20041754		Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Spain	1432379	27704410	1432379	Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	United Kingdom	1432379	27704410	1432379	Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	United States of America	7402578	10230575	US-2003-0064974-A1	Issued	28-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	Hong Kong	1062533B	41054884	1062533A	Issued	27-Aug-02

METHODS FOR INHIBITING COGNITIVE DETERIORATION IN ADULTS WITH DOWN’S SYNDROME	Joseph Belanoff M.D.	United States of America		60316653		Closed	31-Aug-01

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Australia	2002319665	2002319665	AU2002319665	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Austria	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Belgium	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Brazil		PI02113651		Pending	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Bulgaria	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Canada	2454339	2454339		Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	China		28166647	CN 1547473A	Closed	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	China		2.0051E+12	CN1853722A	Published	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	China		2.0051E+12	CN1965840A	Published	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Cyprus	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Czech Republic	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Denmark	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Estonia	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	European Patent Office	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Finland	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	France	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Germany	60228579.8	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Greece	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Hong Kong		71040977	1097752	Published	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Hong Kong		71118876	1106694	Published	18-Nov-05

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Hong Kong	1061526	41044743	1061526A	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	India		2160CHENP2008		Closed	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	India	229920	349CHENP2004		Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Ireland	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Israel	159913	159913		Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Italy	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Japan		2003515245	2004-537563	Closed	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Japan		200923156	2009-102413	Closed	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Luxembourg	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Mexico	251166	PAa2004000692		Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Monaco	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Netherlands	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	New Zealand	530724	530724		Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	PCT		PCTUS0223441	WO03/009853	Closed	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Portugal	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Republic of Korea		1.02005E+12	2004-28942	Published	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Singapore	102761	2004003844		Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Slovakia	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	South Africa	2004/0444	20040444	2004/0444	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Spain	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Sweden	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Switzerland	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	Turkey	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	United Kingdom	1408981	27502699	1408981	Issued	22-Jul-02

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	United States of America		60307693		Closed	23-Jul-01

METHODS FOR PREVENTING ANTIPSYCHOTIC-INDUCED WEIGHT GAIN	Joseph Belanoff M.D., Alan Schatzberg	United States of America	6680310	10201356	US-2003-0027802-A1	Issued	22-Jul-02

METHODS FOR TREATING BONE LOSS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS		United States of America				Closed

METHODS FOR TREATING CHRONIC PAIN	Joseph Belanoff M.D.	United States of America				Closed

METHODS FOR TREATING CHRONIC PAIN	Joseph Belanoff M.D.	United States of America		60424199		Closed	5-Nov-02

METHODS FOR TREATING DELIRIUM GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	United States of America	7163934	10257656	US-2004-0029848-A1	Issued	12-May-03

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Australia	2002303652	2002303652	2002303652	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Australia	2006233254	2006233254		Issued	30-Oct-06

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Austria	E492281	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Belgium	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	China		28126726	CN1527713A	Published	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	China		2.0051E+12	CN1853638A	Closed	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	European Patent Office	1390037	27316892	1390037	Closed	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	France	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Germany	60238671.3	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Greece	20110400419	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Ireland	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Italy	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Japan		2002592943	2005-512949	Closed	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Japan		2008313766	2009-102346	Closed	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Netherlands	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	New Zealand	529456	529456	NZ529456	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Norway		20034916		Pending	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	PCT		213915		Closed	2-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	PCT		PCTUS200214318	WO02/096433	Closed	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Portugal	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Singapore	100424	2003065190		Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	South Africa	2003/8910	20038910		Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Spain	E02731689	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Sweden	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Switzerland	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Turkey	TR201101165T4	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	United Kingdom	1390037	27316892	1390037	Issued	6-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	United States of America		10137800		Closed	1-May-02

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	United States of America	7884091	11383017	US-2006-0194713-A1	Issued	12-May-06

METHODS FOR TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph K. Belanoff	Canada	2446506	2446506		Issued	6-May-02

METHODS FOR TREATING DEMENTIA		United States of America				Closed

METHODS FOR TREATING DEMENTIA	Alan Schatzberg, Joseph Belanoff M.D.	United States of America	6369046	9246780		Issued	4-Feb-99

METHODS FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE	Joseph Belanoff M.D.	Australia	2003291322	2003291322		Issued	5-Nov-03

METHODS FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE	Joseph Belanoff M.D.	Canada		2504751		Pending	5-Nov-03

METHODS FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE	Joseph Belanoff M.D.	European Patent Office		37687142	1567167	Published	5-Nov-03

METHODS FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE	Joseph Belanoff M.D.	Japan		2004550523	2006-507311	Closed	5-Nov-03

METHODS FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE	Joseph Belanoff M.D.	PCT		PCTUS0335341	WO2004/041215A2	Closed	5-Nov-03

METHODS FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE	Joseph Belanoff M.D.	United States of America		10533110		Closed	27-Apr-05

METHODS FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE	Joseph Belanoff M.D.	United States of America	7361646	10702950	US-2004-0167110-A1	Issued	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff	Canada	2504697	2504697		Issued	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff	United States of America		10703069	US-2004-0132703-A1	Published	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff M.D.	Australia	2003291314	2003291314		Issued	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff M.D.	European Patent Office		37687068	1581234	Published	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff M.D.	Japan		2004550521	2006-508951	Published	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff M.D.	Japan		2010249214	2011-21044	Pending	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff M.D.	Japan		NotYetAvailable		Pending	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff M.D.	PCT		PCTUS0335328	WO2004/041214A2	Closed	5-Nov-03

METHODS FOR TREATING MIGRAINE	Joseph Belanoff M.D.	United States of America		10533146	US-2006-0052354-A1	Closed	27-Apr-05

METHODS FOR TREATING MILD COGNITIVE IMPAIRMENT	Alan Schatzberg, Joseph Belanoff M.D.	Australia	778090	1928301	778090	Issued	21-Nov-00

METHODS FOR TREATING MILD COGNITIVE IMPAIRMENT	Alan Schatzberg, Joseph Belanoff M.D.	Canada	2389570	2389570		Issued	21-Nov-00

METHODS FOR TREATING MILD COGNITIVE IMPAIRMENT	Alan Schatzberg, Joseph Belanoff M.D.	European Patent Office		9822263	1242094	Published	21-Nov-00

METHODS FOR TREATING MILD COGNITIVE IMPAIRMENT	Alan Schatzberg, Joseph Belanoff M.D.	Japan		2001539455	2003-527342	Published	21-Nov-00

METHODS FOR TREATING MILD COGNITIVE IMPAIRMENT	Alan Schatzberg, Joseph Belanoff M.D.	PCT		32260	WO01/37840	Closed	21-Nov-00

METHODS FOR TREATING MILD COGNITIVE IMPAIRMENT USING A GLUCOCORTICOID-SPECIFIC RECEPTOR ANTAGONIST	Alan Schatzberg, Joseph Belanoff M.D.	United States of America		10628724	US-2004-0019028-A1	Closed	28-Jul-03

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff	Hong Kong		71090146	1104214	Closed	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Australia	747956	9683298		Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Austria	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Belgium	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Canada	2302586	2302586		Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	China		200410039908X	CN1528315A	Closed	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	China		2.0061E+12	CN1919199A	Closed	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Cyprus	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Denmark	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	European Patent Office	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Finland	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	France	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Germany	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Greece	3059423	989509112		Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Ireland	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Israel		135469		Pending	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Italy	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Luxembourg	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Monaco	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Netherlands	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	New Zealand	503250	503250	NZ503250	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Norway	20001744	US9820906		Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Portugal	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Republic of Korea		1.02001E+12		Pending	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Republic of Korea	10-0840957	1.02008E+12		Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Singapore		2000019588		Pending	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	South Africa		NA		Pending	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Spain	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Sweden	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	Switzerland	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	United Kingdom	EP1023074	989509112	EP1023074	Issued	5-Oct-98

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	United States of America	6150349	9244457		Issued	4-Feb-99

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH GLUCOCORTICOID RELATED DYSFUNCTION	Alan Schatzberg, Joseph Belanoff M.D.	United States of America	6362173	9639377		Issued	15-Aug-00

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	Australia	2003269898	2003269898	2003269898	Issued	2-Jul-03

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	Canada	2491296	2491296		Issued	2-Jul-03

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	China		38158116	CN1665515A	Published	2-Jul-03

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	European Patent Office		37517851	1534299	Published	2-Jul-03

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	Hong Kong		51082139	1074403A	Published	2-Jul-03

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	Japan		2004519990	2005-535664	Closed	2-Jul-03

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	PCT		PCTUS0321245	WO2004/004653	Closed	2-Jul-03

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	Singapore				Closed

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	United States of America		10519008	US-2006-0063748-A1	Published	21-Dec-04

METHODS FOR TREATING PSYCHOSIS ASSOCIATED WITH INTERFERON-ALPHA THERAPY	Joseph Belanoff M.D.	United States of America		60393660		Closed	2-Jul-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Australia	2002255845	2002255845		Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Belgium	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Canada	2440605	2440605		Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	China		28071263	CN1556709A	Published	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Denmark	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	European Patent Office	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	France	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Germany	60232956.6	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Greece	20090402202	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Hong Kong		51006463	2807126.3	Closed	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Hong Kong		71017761	1098342A	Closed	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Ireland	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Israel	157770	157770		Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Italy	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Japan		2002574906	2004-525135	Closed	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Japan		200923152	2009-102412	Closed	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Netherlands	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	New Zealand	528147	528147	NZ528147	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Norway		20034232		Pending	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	PCT		PCTUS0208622	WO02/76390	Closed	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Portugal	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Republic of Korea	10-0895662	1.02004E+12	2003-93266	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Singapore	100162	2003052826		Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	South Africa	2003/7066	20037066	ZA200307066	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Spain	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Sweden	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Switzerland	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Turkey	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	United Kingdom	1370268	27252709	1370268	Issued	19-Mar-02

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	United States of America		60278523		Closed	23-Mar-01

METHODS FOR TREATING STRESS DISORDERS USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	United States of America	6964953	10102448	US-2002-0169152-A1	Issued	19-Mar-02

METHODS OF TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	Hong Kong	HK1059036	41018772	1059036A	Issued	6-May-02

METHODS OF TREATING DELIRIUM USING GLUCOCORTICOID RECEPTOR-SPECIFIC ANTAGONISTS	Joseph Belanoff M.D.	United States of America		60288619		Closed	4-May-01

METHODS OF TREATING MILD COGNITIVE IMPAIRMENT USING A GLUCOCORTICOID-SPECIFIC RECEPTOR ANTAGONIST	Alan Schatzberg, Joseph Belanoff M.D.	United States of America	6620802	9717703		Issued	20-Nov-00

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Nicholas C. Ray, Robin D. Clark, Karen Williams, Gwen Hickin, David A. Clark, Peter H. Crackett	Australia	2005270039	2005270039		Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin D. Clark, Nicolas Ray, Karen Williams, Peter Cracket, Gwen Hickin, David Clark	United States of America	8173664	12499753	US 2009-0275600 A1	Issued	8-Jul-09

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Austria	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Belgium	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Canada		2572544		Pending	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Cyprus	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Denmark	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	European Patent Office	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Finland	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	France	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Germany	602005022319.3-08	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Greece	20100402304	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Hong Kong	1097768	71052071	1097768	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	India		469CHENP2007		Published	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Ireland	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Israel		180508		Pending	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Italy	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Japan	4958774	2007519511	2008-505117	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Luxembourg	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Monaco	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Netherlands	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	New Zealand	552984	552984	552984	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	PCT		PCTUS0523675	WO2006/014394	Closed	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Portugal	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Republic of Korea		1.02008E+12		Pending	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Singapore		2006090849		Closed	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Singapore		2009037730	153127	Published	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	South Africa		200700616		Pending	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Spain	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Sweden	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	Switzerland	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	United Kingdom	1778236	57715518	1778236	Issued	29-Jun-05

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	United States of America		60585018		Closed	2-Jul-04

MODIFIED PYRIMIDINE GLUCOCORTICOID RECEPTOR MODULATORS	Robin Douglas Clark, Nicholas Ray, Karen Williams, Peter Crackett, Gwen Hickin, David Clark	United States of America	7576076	11174096	US-2006-0025405-A1	Issued	29-Jun-05

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OPTIMIZING MIFEPRISTONE LEVELS IN PLASMA SERUM OF PATIENTS SUFFERING FROM MENTAL DISORDERS TREATABLE WITH GLUCOCORTICOID RECEPTOR ANTAGONISTS	Joseph Belanoff	United States of America		12199114	US-2009-0062248-A1	Published	27-Aug-08

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OPTIMIZING MIFEPRISTONE LEVELS IN PLASMA SERUM OF PATIENTS SUFFERING FROM MENTAL DISORDERS TREATABLE WITH GLUCOCORTICOID RECEPTOR ANTAGONISTS	Joseph Belanoff	United States of America	60969027		Closed	30-Aug-07

[***]	[***]	[***]	[***]		[***]	[***]

PYRIDYL-AMINE FUSED AZADECALIN MODULATORS	Robin Clark, Tony Johnson, Hazel Hunt, Ian McDonald	PCT	PCTUS2011049408	WO 2012/027702	Published	26-Aug-11

PYRIDYL-AMINE FUSED AZADECALIN MODULATORS	Robin Clark, Tony Johnson, Hazel Hunt, Ian McDonald	United States of America	13218809		Pending	26-Aug-11

PYRIDYL-AMINE FUSED AZADECALIN MODULATORS	Robin Clark, Tony Johnson, Hazel Hunt, Ian McDonald	United States of America	61377558		Closed	27-Aug-10

PYRIMIDINE CYCLOHEXYL GLUCOCORTICOID RECEPTOR MODULATORS	Robin Clark, George Hynd, Nicholas Ray, Mohammad Sajad	United States of America	13422399		Pending	16-Mar-12

PYRIMIDINE CYCLOHEXYL GLUCOCORTICOID RECEPTOR MODULATORS	Robin Clark, George Hynd, Nicholas Ray, Mohammad Sajad	PCT	PCTUS2012029376		Pending	16-Mar-12

PYRIMIDINE CYCLOHEXYL GLUCOCORTICOID RECEPTOR MODULATORS	Robin Clark, George Hynd, Nicholas Ray, Mohammad Sajad	United States of America	61454289		Pending	18-Mar-11

REDUCING SIDE EFFECTS OF MIFEPRISTONE TREATMENT		United States of America			Unfiled

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	Australia	2010247766		Pending	11-May-10

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	Canada	2761255		Pending	11-May-10

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	China	2.0108E+12	CN102421437A	Published	11-May-10

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	European Patent Office	107754012	2429529	Published	11-May-10

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	India			Pending	11-May-10

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	Israel	216305		Pending	11-May-10

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	Japan	2012510935		Pending	11-May-10

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	PCT	PCTUS2010034382	WO 2010/132445	Closed	11-May-10

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	United States of America	12777340	US 2010-0292477 A1	Published	11-May-10

SOLID FORMS AND PROCESS FOR PREPARING	Robin Clark, Doug Fry	United States of America	61177483		Closed	12-May-09

THE USE OF A GLUCOCORTICOID RECEPTOR II ANTAGONIST TO TREAT DEPRESSION IN PATIENTS TAKING IL-2	Joseph Belanoff	Australia	2007248059		Closed	2-May-07

THE USE OF A GLUCOCORTICOID RECEPTOR II ANTAGONIST TO TREAT DEPRESSION IN PATIENTS TAKING IL-2	Joseph Belanoff	Canada	2649894		Closed	2-May-07

THE USE OF A GLUCOCORTICOID RECEPTOR II ANTAGONIST TO TREAT DEPRESSION IN PATIENTS TAKING IL-2	Joseph Belanoff	European Patent Office	77831154	2012796	Closed	2-May-07

THE USE OF A GLUCOCORTICOID RECEPTOR II ANTAGONIST TO TREAT DEPRESSION IN PATIENTS TAKING IL-2	Joseph Belanoff	Japan	2009510053	2009-535430	Closed	2-May-07

THE USE OF A GLUCOCORTICOID RECEPTOR II ANTAGONIST TO TREAT DEPRESSION IN PATIENTS TAKING IL-2	Joseph Belanoff	PCT	PCTUS2007068044	WO2007/131041	Closed	2-May-07

THE USE OF A GLUCOCORTICOID RECEPTOR II ANTAGONIST TO TREAT DEPRESSION IN PATIENTS TAKING IL-2	Joseph Belanoff	United States of America	60797265		Closed	2-May-06

THE USE OF GLUCOCORTICOID RECEPTOR ANTAGONIST IN MANUFACTURING MEDICAMENTS FOR AMELIORATING PSYCHOSI	Alan Schatzberg, Joseph Belanoff M.D.	China	ZL98809792.3	988097923	CN1272788A	Issued	5-Oct-98

TREATING CHLAMYDIA USING GLUCOCORTICOID RECEPTOR ANTAGONISTS		United States of America				Closed

TREATING INSOMNIA WITH ANTIGLUCOCORTICOIDS		United States of America				Closed

TREATING MILD COGNITIVE IMPAIRMENT IN DEPRESSED PATIENTS		United States of America				Closed

TREATING VIRAL INFECTIONS USING GLUCOCORTICOID RECEPTOR ANTAGONISTS		United States of America				Closed

TREATMENT OF MUSCULAR DYSTROPHY	Joseph Belanoff	PCT		PCTUS2011038138	WO 2011/150209	Published	26-May-11

TREATMENT OF MUSCULAR DYSTROPHY	Joseph Belanoff	United States of America		13116239	US-2011-0294771-A1	Published	26-May-11

TREATMENT OF MUSCULAR DYSTROPHY	Joseph Belanoff	United States of America		61348553		Closed	26-May-10

TREATMENT OF PRE-DIABETIC PATIENTS	Joseph Belanoff	United States of America				Closed

TREATMENT OF THYROID CANCER WITH GLUCOCORTICOID RECEPTOR ANTAGONISTS		United States of America				Closed

TREATMENT OF TRAUMATIC BRAIN INJURY WITH GLUCOCORTICOID RECEPTOR ANTAGONISTS		United States of America				Closed

USE OF A GLUCOCORTICOID RECEPTOR II ANTAGONIST TO TREAT DEPRESSION IN PATIENTS TAKING IL-2	Joseph Belanoff	United States of America		12299265	US-2010-0179115-A1	Closed	2-May-07

USE OF A GLUCOCORTICOID RECEPTOR SPECIFIC ANTAGONIST IN PREPARATION OF A PHARMACEUTICAL FOR TREATING STRESS DISORDERS	Joseph Belanoff M.D.	China		2.0051E+12	CN1820756A	Closed	19-Mar-02

USE OF ANTIPROGESTIN COMPOUNDS TO TREAT PREMENSTRUAL DYSPHORIA		United States of America			Closed

USE OF MIFEPRISTONE FOR THE TREATMENT OF AMYOTROPHIC LATERAL SCLEROSIS	Joseph Belanoff	Australia	2009267016		Pending	30-Jun-09

USE OF MIFEPRISTONE FOR THE TREATMENT OF AMYOTROPHIC LATERAL SCLEROSIS	Joseph Belanoff	Canada	2728563		Pending	30-Jun-09

USE OF MIFEPRISTONE FOR THE TREATMENT OF AMYOTROPHIC LATERAL SCLEROSIS	Joseph Belanoff	European Patent Office	97743512	2306830	Published	30-Jun-09

USE OF MIFEPRISTONE FOR THE TREATMENT OF AMYOTROPHIC LATERAL SCLEROSIS	Joseph Belanoff	PCT	PCTUS2009049273	WO2010/002901	Closed	30-Jun-09

USE OF MIFEPRISTONE FOR THE TREATMENT OF AMYOTROPHIC LATERAL SCLEROSIS	Joseph Belanoff	United States of America	13001211	US-2011-0166115-A1	Published	30-Jun-09

USE OF MIFEPRISTONE FOR THE TREATMENT OF AMYOTROPHIC LATERAL SCLEROSIS	Joseph Belanoff	United States of America	61077248		Closed	1-Jul-08

USE OF MIFEPRISTONE FOR TREATMENT OF PANCREATITIS		United States of America			Closed

459 results displayed.

SCHEDULE 3.1(l)

PRODUCT TRADEMARKS

[see attached]

A-1

Corcept Therapeutics

June 2012

U.S. and Foreign Trademarks Sorted by Country
Country	Trademark	Application Number Application Date	Registration Number Registration Date	Class	Description of Services	Status	Next Renewal Date
Australia	CORCEPT	907196 03/22/02	907196 08/26/02	5	Pharmaceutical preparations in Class 5.	Registered	03/22/22

Bosnia and Herzegovina	CORCEPT	BAZ026136A 07/19/02	BAZ026136 03/15/06	5	Pharmaceutical, veterinary and sanitary preparations; dietetic substances adapted for medical use, food for babies; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	07/19/22

Bulgaria	CORCEPT	60509 07/29/02	47151 02/23/04	5	Pharmaceutical, veterinary and sanitary preparations; dietetic substances adapted for medical use, food for babies; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	07/29/22

Canada	KORLYM	1512137 01/21/11		5	Pharmaceutical preparations for the treatment of psychiatric disorders, namely, psychotic depression, mood disorders, anxiety disorders, cognitive disorders, early dementia (including Alzheimer’s disease), cocaine-induced psychosis, psychosis associated with Interferon-alpha therapy, catatonia, postpartum psychosis, depression in patients taking Interleukin-2 (IL-2), treating cognitive side effects of electroconvulsive therapy (ECT), stress disorders, delirium; Pharmaceutical preparations for the treatment of endocrine disorders due to hypercortisolemia, namely, endogenous Cushing’s Syndrome; Pharmaceutical preparations for the treatment of neurological disorders, namely, the prevention of neurological damage in premature infants, migraines, amyotrophic lateral sclerosis (ALS), inhibition of cognitive deterioration in patients with Down’s Syndrome; and Pharmaceutical preparations for the treatment of metabolic disorders, namely, gastroesophageal reflux disease (GERD), weight gain due to antipsychotic medication in Class 5.	Pending

Corcept Therapeutics

June 2012

U.S. and Foreign Trademarks Sorted by Country
Country	Trademark	Application Number Application Date	Registration Number Registration Date	Class	Description of Services	Status	Next Renewal Date
China	CORCEPT	3265573 08/06/02	3265573 01/07/04	5	Pharmaceutical preparations in Class 5.	Registered	01/06/14

Croatia	CORCEPT	Z20020967A 07/24/02	Z20020967 07/24/02	5	Pharmaceutical preparations; pharmaceutical preparations for the treatment of psychiatric diseases in Class 5.	Registered	07/24/22

Czech Republic	CORCEPT	182157 07/25/02	252840 03/24/03	5	Pharmaceutical and veterinary preparations, sanitary preparations for medical purposes; dietetic substances adapted for medical use, food for babies; plasters, materials for dressing material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	07/25/22

European Community	CORCEPT	2629335 03/31/02	2629335 06/20/03	5	Pharmaceutical preparations for the treatment of psychiatric disease in Class 5.	Registered	03/31/22

European Community	KORLYM	9687708 01/26/11	9687708 07/05/11	5	Pharmaceutical preparations for the treatment of psychiatric, neurological and endocrine diseases and disorders in Class 5.	Registered	01/26/21

Hong Kong	CORCEPT	2002/11149 07/19/02	200302536 07/19/02	5	Pharmaceutical preparations; pharmaceutical preparations for the treatment of psychiatric diseases in Class 5.	Registered	07/19/19

Corcept Therapeutics

June 2012

U.S. and Foreign Trademarks Sorted by Country
Country	Trademark	Application Number Application Date	Registration Number Registration Date	Class	Description of Services	Status	Next Renewal Date
Hungary	CORCEPT	M0203409 07/18/02	177568 01/13/04	5	Pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic substances adapted for medical use, food for babies; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	07/18/22

Iceland	CORCEPT	1987/2002 07/24/02	782/2002 09/03/02	5	Pharmaceutical preparations; pharmaceutical preparations for the treatment of psychiatric diseases in Class 5.	Registered	09/03/12

India	CORCEPT	1121724 07/26/02	1121724 07/26/02	5	Pharmaceutical preparations for the treatment of psychiatric diseases and all other goods falling in Class 5.	Registered	07/26/22

Indonesia	CORCEPT	D00200216416-16613 07/29/02	545591 08/04/03	5	Pharmaceutical preparations for the treatment of psychiatric diseases, all goods in Class 5.	Registered	07/29/22

Japan	CORCEPT	22751/2002 03/22/02	4633585 12/27/02	5	Pharmaceutical preparations; medical oiled papers; sanitary masks; wafers; gauzes (for dressings); capsules; eye patches; ear bandages; menstruation bandages; menstruation tampons; menstruation (sanitary) napkins/pads; menstruation panties/knickers; absorbent cotton; adhesive plaster; bandages (for dressings); collodion (yellow syrupy liquid used for fixing bandages or covering an affected part); breast-nursing pads; dental materials; bracelets for medical purposes; incontinence diapers (napkins for incontinents); fly catching paper; mothproofing paper; lactose (milk sugar); powdered milk for babies; semen for artificial insemination in Class 5.	Registered	12/27/12

Corcept Therapeutics

June 2012

U.S. and Foreign Trademarks Sorted by Country
Country	Trademark	Application Number Application Date	Registration Number Registration Date	Class	Description of Services	Status	Next Renewal Date
Korea	CORCEPT	40-2002-33177 07/19/02	571792 01/14/04	5	Drugs for peripheral nervous system, agents for curing physical sickness, pharmaceutical preparations for treating central nervous system, tranquillizers in Class 5.	Registered	01/14/14

Mexico	CORCEPT	787728 06/09/06	975510 03/07/07	5	Pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic substances adapted for medical use, food for babies; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides; including pharmaceutical preparations for the treatment of psychiatric diseases in Class 5.	Registered	06/09/16

Montenegro	CORCEPT	Z-1024/02 08/06/02	48024 12/31/04		Pharmaceutical and veterinary preparations, sanitary preparations for medical use, dietetic substances for medical use, food for babies, plasters, materials for dressings, material for stopping teeth, dental wax, disinfectants, preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	08/06/22

New Zealand	CORCEPT	654425 03/25/02	654425 11/09/01	5	Pharmaceutical preparations in Class 5.	Registered	03/25/19

Norway	CORCEPT	200206923 07/25/02	217435 01/23/03	5	Pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic substances adapted for medical use, food for babies; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	01/23/13

Corcept Therapeutics

June 2012

U.S. and Foreign Trademarks Sorted by Country
Country	Trademark	Application Number Application Date	Registration Number Registration Date	Class	Description of Services	Status	Next Renewal Date
Poland	CORCEPT	253210 07/23/02	176252 07/07/06	5	Pharmaceutical and veterinary preparations, sanitary preparations for medical use, dietetic substances for medical use, food for babies, plasters, materials for dressings, material for stopping teeth, dental wax, disinfectants, preparations for destroying vermin, fungicides, herbicides in Class 5.	Registered	07/23/22

Romania	CORCEPT	M200204244 08/02/02	52559 08/02/02	5	All products in Class 5.	Registered	08/02/12

Serbia	CORCEPT	Z-1024/02 08/06/02	48024 12/31/04	5	Pharmaceutical and veterinary preparations, sanitary preparations for medical use, dietetic substances for medical use, food for babies, plasters, materials for dressings, material for stopping teeth, dental wax, disinfectants, preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	08/06/22

Singapore	CORCEPT	T02/11452J 07/26/02	T02/11452J 07/26/02	5	Pharmaceutical preparations in Class 5.	Registered	07/26/22

Slovakia	CORCEPT	POZ2153-2002 07/24/02	204371 07/24/02	5	Pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic substances adapted for medical use, food for babies; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	07/24/22

Slovenia	CORCEPT	Z-200271014 07/25/02	200271014 06/03/03	5	Pharmaceutical preparations for the treatment of psychiatric diseases in Class 5.	Registered	07/25/22

Corcept Therapeutics

June 2012

U.S. and Foreign Trademarks Sorted by Country
Country	Trademark	Application Number Application Date	Registration Number Registration Date	Class	Description of Services	Status	Next Renewal Date
Switzerland	CORCEPT	6455/2002 07/23/02	503406 07/23/02	5	Pharmaceutical, veterinary and sanitary preparations; dietetic substances adapted for medical use, food for babies; plasters, materials for dressings; material for stopping teeth, dental wax; disinfectants; preparations for destroying vermin; fungicides, herbicides in Class 5.	Registered	07/23/22

Taiwan	CORCEPT	91030699 07/22/02	1049972 07/16/03	5	Traditional Chinese medicines; western medicines; preparations for clinical experimentation purposes; nutritional products for medical purposes; nutritional supplements; pharmaceuticals for agricultural purposes or environmental sanitation purposes; materials for applying medicines; sanitary napkins; menstruation bandages, tampons; dental mastics; cleaning fluid and storage fluid for contact lenses; mosquito incense; electrically activated mosquito mats, insect-catching paper and boxes, rodent catching paper, rodent-catching adhesive board; medicines for animals, medicinal lotions for animals; infant foods (other than biscuits); first aid boxes (filled with medicines); air purifying preparations; deodorants, other than for personal use; fragrances; bracelets for medical purposes; ring for medical purposes; napkins for incontinence in Class 5.	Registered	07/15/13

United States	CORCEPT	78/092690 11/09/01	2924054 02/01/05	5	Pharmaceutical preparations for the treatment of psychiatric and neurological diseases and disorders in Class 05.	Registered	02/01/15

Corcept Therapeutics

June 2012

U.S. and Foreign Trademarks Sorted by Country
Country	Trademark	Application Number Application Date	Registration Number Registration Date	Class	Description of Services	Status	Next Renewal Date
United States	KORLYM	85/218444 01/14/11		5	Pharmaceutical preparations for the treatment of psychiatric, neurological and endocrine diseases and disorders in Class 05.	Published

EXHIBIT A

BILL OF SALE

THIS BILL OF SALE (this “Purchaser Bill of Sale”) is made, entered into and effective this      day of                     , 2012, by and between CORCEPT THERAPEUTICS INCORPORATED, a Delaware corporation, and its permitted successors and assigns (“Seller”) and BIOPHARMA SECURED DEBT FUND II SUB, S.ÀR.L, a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, and its permitted successors and assigns (“Purchaser”). Capitalized terms used but not defined herein will have the meanings ascribed to such terms in that certain Purchase and Sale Agreement, dated as of August 2, 2012, by and between Seller and Purchaser (the “Purchase Agreement”).

RECITALS

WHEREAS, Seller desires to sell, transfer, convey and assign to Purchaser, and Purchaser desires to purchase and accept from Seller, all of Seller’s right, title and interest in, to and under the Purchased Receivables, on the terms and conditions set forth in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1. Seller, by this Purchaser Bill of Sale, does hereby sell, transfer, convey, assign and deliver to Purchaser, and Purchaser does hereby purchase and accept, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

2. Seller hereby covenants that, at any time or from time to time after the date hereof, at Purchaser’s reasonable request and without further consideration but at Purchaser’s expense, Seller will execute and deliver to Purchaser such other instruments of sale, transfer, conveyance and assignment as Purchaser may reasonably deem necessary to sell, transfer, convey, assign and deliver to Purchaser, and to confirm Purchaser’s title to, all of Seller’s right, title and interest in, to and under the Purchased Receivables.

3. Seller represents, warrants and covenants that (a) it has absolute title to the Purchased Receivables free and clear of all Encumbrances (other than Permitted Encumbrances), (b) it has not made any prior sale, transfer, conveyance, assignment, grant or delivery of any Purchased Receivables, (c) it has the present lawful right, power and authority to sell, transfer, convey, assign and deliver the Purchased Receivables to Purchaser free and clear of all Encumbrances (other than Permitted Encumbrances), and (d) all action has been taken which is required for Seller to make this Purchaser Bill of Sale, and this Purchaser Bill of Sale is, a legal, valid and binding obligation of Seller.

4. This Purchaser Bill of Sale will be binding upon and inure to the benefit of Seller, Purchaser and their respective permitted successors and assigns under the Purchase Agreement, for the uses and purposes set forth and referred to above, effective immediately upon its delivery to Purchaser.

5. (a) THIS PURCHASER BILL OF SALE AND ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS PURCHASER BILL OF SALE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE) WILL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) ANY PROCEEDING WITH RESPECT TO THIS PURCHASER BILL OF SALE WILL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS RESPECTIVE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.

(c) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR DISPUTE ARISING OUT OF OR RELATING TO THIS PURCHASER BILL OF SALE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR OTHERWISE).

(d) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(e) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE SENDING OF COPIES THEREOF BY FEDERAL EXPRESS OR OTHER OVERNIGHT COURIER COMPANY, TO SUCH PARTY AT ITS ADDRESS SPECIFIED BY SECTION 8.9 OF THE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOUR DAYS AFTER DELIVERY TO SUCH COURIER COMPANY.

(f) NOTHING HEREIN WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

6. This Purchaser Bill of Sale may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all of such counterparts will together constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

A-3

IN WITNESS WHEREOF, the Parties hereto have executed this Purchaser Bill of Sale as of the day and year first written above.

SELLER:	PURCHASER:

CORCEPT THERAPEUTICS INCORPORATED	BIOPHARMA SECURED DEBT FUND II SUB, S.ÀR.L

By:	By:	Pharmakon Advisors, LP, its investment manager

Name:	By:	Pharmakon Management I, LLC its general partner

Title:

By:

Name:

Title:

Signature Page to Purchaser Bill of Sale

EXHIBIT B

CORPORATE OPINION OF SELLER’S COUNSEL

1. The Seller is a corporation under the Delaware General Corporation Law (“DGCL”) with corporate power and authority to enter into the Transaction Documents and perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that the Seller is validly existing and in good standing under the laws of the State of Delaware.

2. The execution, delivery and performance of the Transaction Documents by the Seller have been duly authorized by all necessary corporate action of the Seller and the Transaction Documents have been duly executed and delivered by the Seller.

3. Each of the Purchase Agreement and the Bill of Sale constitutes a legally valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

4. The execution, delivery and performance of the payment obligations under each of the Purchase Agreement and the Bill of Sale by the Seller, and the granting of liens pursuant to the Purchase Agreement and the Patent Security Agreement by the Seller, do not on the date hereof:

(a) violate the provisions of the Governing Documents;

(b) result in the breach of or a default under any of the Specified Agreements;

(c) violate any federal or New York statute, rule, or regulation applicable to the Seller or violate the DGCL; or

(d) require any consents, approvals, or authorizations to be obtained by the Seller from, or any registrations, declarations or filings to be made by the Seller with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Seller or the DGCL except (i) filings and recordings required in order to perfect or otherwise protect the security interests under the Transaction Documents and (ii) any consents or approvals required in connection with a disposition of collateral including compliance with federal and state securities laws in connection with any sale of any portion of the collateral consisting of securities under such securities laws.

5. (a) The Purchase Agreement creates a valid security interest in favor of the Purchaser in that portion of the Additional Collateral in which the Seller has rights or the power to transfer rights and in which a valid security interest may be created under Article 9 of the New York UCC (the “Additional UCC Collateral”), which security interest secures the obligations referred to in Section 4.8(a) of the Purchase Agreement.

(b) We note that the Purchase Agreement and the Bill of Sale purport to effect a sale of the Purchased Receivables. We express no opinion herein as to the proper characterization of

B-1

the conveyance of the Purchased Receivables. However, if notwithstanding the stated intention of the Parties, the conveyance of the Purchased Receivables is characterized as a security interest rather than a sale thereof, then the provisions of Section 4.7 of the Purchase Agreement are effective to create a valid security interest in favor of the Purchaser in that portion of the Purchased Receivables in which the Seller has rights or the power to transfer rights and in which a valid security interest may be created under Article 9 of the New York UCC (the “Receivables UCC Collateral”) and together with the Additional UCC Collateral, the “UCC Collateral”) which security interest secures the obligations referred to in Section 4.7 of the Purchase Agreement.

6. The Financing Statement is in appropriate form for filing in the Delaware Filing Office. Upon the proper filing of the Financing Statement in the Delaware Filing Office, the security interest in favor of the Purchaser in the Seller’s rights in the UCC Collateral described in the Financing Statement will be perfected to the extent a security interest in such UCC Collateral can be perfected under the Delaware UCC by the filing of a financing statement in the State of Delaware.

7. The Seller is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

B-2

EXHIBIT C

MANUFACTURING AND SUPPLY AGREEMENT

(This exhibit is incorporated by reference to Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q filed on

May 10, 2012).

C-1